UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2007

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Item 1. Report to Stockholders.

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Calvert
Investments that make a difference

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September 30, 2007

Annual Report

Calvert Social Investment Fund
          Money Market Portfolio
          Balanced Portfolio
          Bond Portfolio
          Equity Portfolio
          Enhanced Equity Portfolio

Calvert
Investments that make a difference

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Table of Contents

Chairman's Letter
2

President's Letter
6

Money Market Portfolio Management Discussion
9

Balanced Portfolio Management Discussion
12

Bond Portfolio Management Discussion
16

Equity Portfolio Management Discussion
20

Enhanced Equity Portfolio Management Discussion
25

Shareholder Expense Example
29

Report of Independent Registered Public Accounting Firm
34

Statements of Net Assets
35

Notes to Statements of Net Assets
71

Statements of Operations
76

Statements of Changes in Net Assets
78

Notes to Financial Statements
87

Financial Highlights
97

Explanation of Financial Tables
115

Proxy Voting and Availability of Quarterly Portfolio Holdings
117

Trustee and Officer Information Table
118

Dear Shareholder:

It's widely debated in financial circles whether we've reached a new era of global economic leadership. Has the U.S. economy reached a watershed moment in its role as the locomotive engine for the rest of the world? In the "old" days, there was a saying that when the U.S. sneezed, the rest of the world caught a cold. Well, the times may be a-changing.

In My View

Today's U.S. consumer faces the challenges of the housing slump and subprime mortgage crisis, the explosion in oil prices, and rising national costs for health care, education, and the Iraq war. The good news is that strong economic growth in many other nations is driving demand for American exports to new highs. So, in part, Americans are working to pay off our debts to foreign countries. While this may keep unemployment low and possibly steer us away from a recession, it raises some new questions for our era.

For example, real wages for the average U.S. worker have been stagnant for many years. And recent numbers confirm that the divide between the rich and poor is widening. While the basics of free trade make sense, what is fair when companies and private equity investors simply enrich themselves by laying off local workers and outsourcing jobs overseas? It seems to me that those earning the profits have a responsibility to help with job training and the other societal costs of globalization. To that end, I believe we should be developing a collective sense of fairness and cost-sharing around the effects of globalization and rethink the tax breaks for private equity managers.

In the late 1990s, the Technology sector represented 40% of the stock market. Now the Financials sector represents 40%. But financial engineering can only create so much value. The recent problems in the housing market result from the excess and greed of this engineering. But it won't be the financiers who stress about losing their homes because they can't make payments on a subprime mortgage.

Somehow we need to connect the largess of those who benefit from this global society to a larger sense of responsibility. Making this connection is the basic theme of Calvert investors, who view their returns in a social, as well as financial, perspective.

Shareholder Advocacy

One means to achieving this is through shareholder advocacy, letting our companies know that HOW they do their business is as important as their financial returns. Shareholder resolutions have been a key tool in this advocacy--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. We also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote, our best showing ever. Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we co-filed this year called for companies to report all types of political contributions. One received a vote of 52%, and three--Hewlett-Packard, Pfizer and Medtronic-- were withdrawn successfully after those companies decided to make these disclosures.1 In one case the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of the CSIF Balanced and Equity Portfolios is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

For example, recently the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits, as well as conference center facilities and opportunities for tenant collaboration and sharing.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace website allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

Thank you for allowing us to invest part of your Funds in programs such as these, which are truly making a difference around the world.

Sincerely,

D. Wayne Silby
Chairman (Non-Executive)
Calvert Social Investment Fund
October 2007

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Hewlett-Packard

0.98% of CSIF Balanced Portfolio and 1.46% of CSIF Enhanced Equity Portfolio; Pfizer 0.88% of CSIF Balanced

Portfolio and 2.19% of CSIF Enhanced Equity Portfolio; and Medtronic 0.14% of CSIF Balanced Portfolio, 3.48% of

CSIF Equity Portfolio, and 0.03% of CSIF Enhanced Equity Portfolio.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.01% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: CSIF Balanced Portfolio, 0.81%, CSIF Bond Portfolio, 0.31% and CSIF Equity Portfolio, 0.54%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

5. As of September 30, 2007, eBay represented 0.06% of CSIF Balanced Portfolio and 1.27% of CSIF Equity Portfolio.

Dear Shareholders:

Over the 12 months ended September 30, 2007, the U.S. equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. U.S. mid-cap stocks were the strongest performers followed by large-cap stocks. Small-cap stocks brought up the rear, ending a five-year stint in the leadership position.

Near the end of the 12-month period, volatility in the bond market increased as a result of the troubles in the subprime mortgage industry. Amid economic signals that continued to be mixed, the Lehman U.S. Credit Index--a commonly used benchmark for the overall bond market--gained 4.23% for the reporting period. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

A Look at the Subprime Situation

The volatility in financial markets in the U.S. and abroad this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of all financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for the larger-cap and higher-quality stocks largely favored in our Calvert Social Investment Fund equity portfolios to shine.

Calvert's CSIF bond and money market funds had only very small exposure to bonds backed by subprime mortgages or issued by lenders that have made subprime loans. Over the last year, our managers astutely assessed the risks inherent in the fixed income markets and positioned these portfolios defensively, with higher allocations to higher-quality securities than the funds' benchmarks, with successful results.

One example of our fixed income success is the Lipper awards garnered by CSIF Bond Portfolio. For the three-year period ended in 2006, the Calvert Social Investment Fund Bond Portfolio Class I shares won a 2007 Lipper Fund Award1 for best risk-adjusted performance. The Portfolio is managed by the investment team, led by Gregory Habeeb, that also manages Calvert's other taxable fixed-income funds. This is the third time in the last four years that the Portfolio has won the Lipper Fund Award.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

On another note, there will also soon be a change in the management of CSIF Equity Portfolio, as long-time lead portfolio manager Daniel Boone, III will hand over the reins of the portfolio to Richard England on December 31, 2007. This change is in accordance with the succession plan that Atlanta Capital Management, the portfolio's subadvisor, established in 2001 to provide for an orderly transition of leadership over a multi-year period. We are confident that Richard England will continue to follow the philosophy of investing in high-quality growth stocks that has served the portfolio's investors well during Dan Boone's tenure.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sales in a given country are selected, then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or 10 years. Source: Lipper Inc.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Portfolio Management Discussion

James B. O'Boyle
Portfolio Manager

Thomas A. Dailey
Portfolio Manager

of Calvert Asset Management Company

Investment Performance

For the 12 months ended September 30, 2007, Calvert Social Investment Fund Money Market Portfolio returned 4.64%, slightly ahead of the 4.56% return of the Lipper Money Market Funds Average.

Investment Climate

Over the past 12 months, economic growth, inflation, and job growth have slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at a 2.2% annualized pace,1 slightly below its long-term average. Core inflation declined to 1.8% by August, moving back into the comfort zone of the Federal Reserve (Fed).2 Unemployment held steady at 4.6%, but job creation declined from the previous 12-month period.3 Long-term interest rates were generally unchanged to slightly higher. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of inflation, the Fed intended to keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses resulted in more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Companies found it harder to issue short-term, unsecured debt to cover short-term liabilities and fell back on bank-supplied lines of credit. Anticipating big draws on these accounts, banks began to hoard cash, which drove money market rates higher before the Fed made a surprise cut in the bank discount rate on August 17. This made it less expensive for member banks to borrow directly from the Fed. A month later, it cut the target fed funds rate by 0.5% to further assuage the markets.

Portfolio Strategy

Market expectations about the Fed's next actions varied during the period--shifting from speculation that the Fed would begin cutting interest rates to the Fed staying the course to more speculation that the Fed would cut rates as the subprime mortgage troubles deepened. As the market became more confident that the Fed would remain on hold in the early part of the period, interest rates in the six- to 12-month segment of the yield curve rose and we took advantage by increasing our purchases of government-agency securities in this range.

Since very short-term rates (with maturities of six months or less) were nearly flat during the period, we focused our purchases in this area on variable-rate demand notes, which have credit backing from financial institutions and interest rates that reset at a fixed period, such as weekly or monthly. Therefore, the fund was well-positioned with liquid, high-quality securities when the subprime turmoil began--and before the Fed surprised the market with its larger-than-expected September interest-rate cut.

As of September 30, 2007, the fund did not own any securities that are backed by subprime mortgage debt or any direct obligations of companies whose primary business is subprime mortgage lending. It does have indirect exposure through the banks and insurance companies which provide credit and liquidity support to the variable-rate demand notes, and these entities may have varying degrees of exposure to subprime loans through their various business lines.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse by a major capital-markets player--seem to have thus far diffused the turmoil in the financial markets. The volatility and yield premiums (the extra yield paid above that of a comparable Treasury bond) of riskier corporate bonds have declined, and some buyers have emerged to take advantage of market opportunities. Also, stock prices have recently set new highs, indicating increased investor confidence in the financial markets.

Yet there easily could be another round of turmoil ahead. The deep housing slump increases the risk of recession, and the rise in commodity prices and the falling dollar may keep the overall (not core) inflation rate elevated. Therefore, these are very challenging times for fixed-income investors. We believe that the Fed may further reduce the target fed funds rate this fall, but perhaps not by as much as some expect. So, we will continue to look for attractive buying opportunities, though we are also very aware of the elevated market volatility that is likely to last.

October 2007

1. GDP data for the third quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.2% pace of growth for that quarter (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through August 2007.

3. Employment data is through August 2007.
Money Market Portfolio Statistics September 30, 2007 Investment Performance (Total Return)

	6 Months ended 9/30/07	12 Months ended 9/30/07

Money Market Portfolio	2.30%	4.64%
Lipper Money Market Funds Avg.	2.26%	4.56%

Maturity Schedule

	Weighted Average
	9/30/07	9/30/06
	56 days	37 days

Average Annual Total Returns
One year	4.64%
Five year	2.31%
Ten year	3.27%

7-Day Simple/Effective Yield
7-day simple yield	4.44%
7-day effective yield	4.54%

	% of Total Investments
Investment Allocation
Taxable Variable Rate Demand Notes	74.4%
U.S. Government Agencies and Instrumentalities	24.7%
Loans and Deposit Receipts Guaranteed by U.S. Government Agencies	0.5%
Certificates of Deposit	0.4%
Total	100%

Total return assumes reinvestment of dividends. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Past performance is no guarantee of future results.

Portfolio Management Discussion

John Nichols,
Vice President, Equities
of Calvert Asset Management Company

Investment Performance

For the 12 months ended September 30, 2007, Calvert Social Investment Fund Balanced Portfolio's Class A shares (at NAV*) returned 8.47%. The Fund's benchmark, a blend of 60% Russell 1000® Index and 40% Lehman U.S. Credit Index, returned 11.84%. This new benchmark better represents the type of securities our managers invest in--making it easier for shareholders to compare the returns. The weighting of these indexes represents our long-term allocations to stocks and bonds in the Portfolio. Underperformance from the Fund's stock portfolio accounted for the overall underperformance against this blend of benchmarks.

Investment Climate

The first nine months of the period generally saw markets driving upwards. The apparent end to the Federal Reserve's (Fed) interest-rate hikes got the period off to a strong start which generally lasted into the summer, except for a transient set-back when Chinese markets suffered a large one-day drop. While markets around the globe initially sold off in response, investors soon realized that the problems were more local than global and the rally returned.

While the general tone was bullish throughout the spring and into the summer, problems were developing in the housing and subprime mortgage markets. Again, investors initially viewed these problems more as local than global. But reports from around the world of losses from investments based on subprime mortgages and similar assets, as well as the collapse of several large mortgage companies, reawakened investors to the concept of risk. U.S. equity markets, which had just hit all-time highs, sold off sharply. When it appeared that markets were on the verge of panic selling, the Fed stepped in and stabilized markets by lowering the discount rate, making it less expensive for member banks to borrow money directly from the Fed. A month later, the Fed then cut the fed funds target rate by one-half percent. These acts helped stimulate a market recovery as the period closed.

Portfolio Strategy--Equities

The equity portfolio is designed to provide a U.S.-core, large-cap portfolio that utilizes managers' expertise in active fundamental and quantitative investment processes. The Portfolio's sector weights are generally close to those of the benchmark, subject to the effects of the social screens.

Once again, the Energy and Materials sectors led the market over the past 12 months, and the Portfolio's underweight to these sectors relative to the Russell 1000 Index detracted from performance. Yet the overall biggest negative was stock selection. In eight of 10 sectors, the Portfolio's holdings underperformed the corresponding sector's return in the Index. The most notable discrepancy was in the Consumer Discretionary sector, where poor stock selection for a variety of media and retail stocks accounted for almost half of the equity portfolio's margin of underperformance relative to the Russell 1000.

In a departure from the recent past, the Information Technology sector posted solid results and the Portfolio's overweight to the sector benefited performance for the period. However, stock selection issues such as an underweight to Apple erased the benefit from the sector weighting. Weak stock selection in the troubled Financials sector hurt performance as well.

Portfolio Strategy--Fixed Income

The fixed income portion of the Portfolio topped the benchmark Lehman U.S. Credit Index by more than one percentage point for the period. Defensive positioning, with higher allocations to both shorter-term and higher-quality securities than the benchmark, drove this outperformance. Through early 2007, bonds with short-term maturities (maturing in one year or less) offered higher yields than longer-term bonds, which boosted interest income for the Portfolio. This strategy also contributed to our relative outperformance when short-term Treasury securities rallied strongly in the latter part of the period, following a flight to quality and the cut in the fed funds target rate.

By early summer, the turmoil in the mortgage market had made investors much more risk-conscious, causing yield spreads between corporate bonds and Treasury securities with a similar maturity to widen significantly. The Portfolio's high-quality bias and overall underweight to corporate bonds protected returns to some degree.

However, significant markdowns in the values of bonds issued by two companies were a drag on performance: Atlantic Mutual Insurance, which was prevented from making several interest payments by state regulators due to the company's poor operating results, and Alliance Mortgage Investment, which filed for bankruptcy during the period.

As of September 30, 2007, the Portfolio held a short-term security issued by Residential Capital LLC, a mortgage finance company, and a small investment in CIT Group. Both were previously engaged in subprime lending but now focus on providing loans to borrowers with prime credit. Of course, almost all obligations issued or supported by financial services companies may have some exposure to the subprime market or related risks, given their diverse business lines.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse by a major capital-markets player--seem to have thus far diffused the turmoil in the equity and bond markets. It is difficult to assess the long-term implications of the Fed's recent interest-rate cuts. But if the subsequent market improvements lead investors to once again start ignoring risk, then we may be in for more volatility down the road.

On a positive note, we are encouraged by the good performance of large-cap growth stocks over the past year--something which was long overdue. We also believe that investors' re-recognition of risk will make them more discriminating, which bodes well for the types of well-run companies the equity portfolio seeks to invest in.

Overall, we believe that our disciplined investment processes for both bonds and equities should reward long-term investors in this Portfolio.

October 2007

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Apple 0.25%, Atlantic Mutual Insurance 0.13%, and Alliance Mortgage Investment 0%, Residential Capital Mortgage 3.0%, and CIT Group 0.3%. All portfolio holdings are subject to change without notice.
Balanced Portfolio Statistics September 30, 2007 Investment Performance (total return at NAV*)

	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	3.87%	8.47%
Class B	3.34%	7.45%
Class C	3.40%	7.53%
Class I	4.11%	9.00%
Lehman U.S. Credit Index**	1.33%	4.23%
Russell 1000 Index**	7.99%	16.90%
Balanced Composite Benchmark***	5.33%	11.84%
Lipper Mixed-Asset Target Allocation Growth Funds Avg**	6.51%	14.04%

Ten Largest Long-Term Holdings
	% of Net Assets
AT&T, Inc.	1.8%
Procter & Gamble Co.	1.6%
Cisco Systems, Inc.	1.5%
Microsoft Corp.	1.4%
XTO Energy Inc.	1.3%
Bank of America Corp.	1.2%
3M Co.	1.2%
Residential Capital LLC,
6.224%, 6/9/08	1.2%
Goldman Sachs Group, Inc.	1.2%
Freddie Mac, 5.125%,
12/15/13	1.1%
Total	13.5%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

***The Calvert Balanced Composite Benchmark Blend is comprised of 60% Russell 1000 Index and 40% Lehman U.S. Credit Index.
Balanced Portfolio Statistics September 30, 2007 Average Annual Total Returns (with max. load)

Class A Shares
One year	3.32%
Five year	8.51%
Ten year	3.94%

Class B Shares
One year	2.45%
Five year	8.20%
Since inception	2.52%
(3/31/98)
Class C Shares
One year	6.57%
Five year	8.52%
Ten year	3.41%

Balanced Portfolio Statistics September 30, 2007 Average Annual Total Returns

Class I Shares*
One year	9.00%
Five year	9.96%
Since inception	3.65%
(2/26/99)

Asset Allocation	% of Total Investments
Equity Investments	61%
Bonds	36%
Cash & Cash Equivalents	3%
100%

Performance Comparison

Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. New subadvisors began effective June 30, 2004. Earlier subadvisor changes occurred in March 2002 and July 1995. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Social Investment Fund Bond Portfolio Class A shares (at NAV*) produced a total return of 5.31% for the 12-month reporting period ended September 30, 2007, beating the 4.23% return of the benchmark Lehman U.S. Credit Index. Credit-quality and yield-curve strategies drove the Fund's outperformance.

Investment Climate

Over the past 12 months, economic growth, inflation, and job growth have slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at a 2.2% annualized pace,1 slightly below its long-term average. Core inflation declined to 1.8% by August, moving back into the comfort zone of the Federal Reserve (Fed).2 Unemployment held steady at 4.6%, but job creation declined from the previous 12-month period.3 Long-term interest rates were generally unchanged to slightly higher. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of inflation, the Fed intended to keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses resulted in more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality securities widened sharply. The Fed made a surprise cut in the bank discount rate on August 17, making it less expensive for member banks to borrow directly from the Fed. A month later, it cut the target fed funds rate by 0.5% to further assuage the markets.

Portfolio Strategy

At the beginning of the period, we were positioned for a rising interest-rate environment and a steepening yield curve where long-term interest rates would rise above those of shorter-term Treasuries. We also expected that risk premiums would have to increase since investors were not being adequately compensated for taking on additional risk. As a result, we positioned the Fund defensively, with a short relative duration and a higher allocation to AAA rated and shorter-term securities than the benchmark Lehman U.S. Credit Index. The latter also added interest earnings to the Portfolio, since Treasuries with less than one year to maturity offered higher yields than those with longer maturities through early 2007. Since rates generally declined during the period, our shorter duration detracted from relative performance. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) However, the benefits from our credit-quality bias and yield-curve positioning helped offset this.

The Fund's yield curve positioning with an overweight to very short maturities also boosted relative returns. Short-term rates declined during the second half of the period and the yield curve shifted from inverted (where yields of short-term securities are higher than those of long-term securities) to a more traditional shape (where yields of short-term securities are lower than those of long-term bonds).

By early summer, woes in the mortgage market made investors much more risk-conscious, causing yield spreads between corporate bonds and Treasury securities with a similar maturity to widen significantly. The Fund's high-quality bias and overall underweight to corporate bonds protected returns to some degree. More than 60% of the Fund was in AAA rated assets, whose values were generally less affected by the market's sudden recognition of risk.

However, significant markdowns in the values of two securities were a drag on performance. The New York State Division of Insurance denied Atlantic Mutual Insurance permission to pay its February and August 2007 interest payments as a result of the company's poor operating results, and the value of the Atlantic Mutual note we held dropped by more than half. In July, Alliance Mortgage Investment, which specializes in mortgages to Alt-A borrowers (borrowers with credit quality lower than prime but higher than subprime borrowers) filed for bankruptcy, resulting in a markdown on Alliance Mortgage notes.

As of September 30, 2007, the Fund had some short-term holdings issued by Residential Capital LLC, a mortgage finance company which engaged in subprime lending in the past but now focuses on providing loans to borrowers with prime credit. The Fund also owned a small (0.3%) position in CIT Group, a commercial and consumer financial lender. Of course, almost all obligations issued or supported by financial services companies may have some exposure to the subprime market or related risks, given their diverse business lines.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse by a major capital-markets player--seem to have thus far diffused the turmoil in the financial markets. The volatility and yield premiums (the extra yield paid above that of a comparable Treasury bond) of riskier corporate bonds have declined, and some buyers have emerged to take advantage of market opportunities. Also, stock prices have recently set new highs.

Yet there easily could be another round of turmoil ahead. The deep housing slump increases the risk of recession, and the rise in commodity prices and the falling dollar may keep the overall (not core) inflation rate elevated. Therefore, these are very challenging times for bond investors. We believe that the Fed may further reduce the target fed funds rate this fall, but perhaps not by as much as some expect. So, we will continue to look for attractive buying opportunities, though we are also very aware of the elevated market volatility that is likely to last.

October 2007

1. GDP data for the third quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.2% pace of growth for that quarter (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through August 2007.

3. Employment data is through August 2007.

As of September 30, 2007, the following companies represented the following percentages of Portfolio net assets: Atlantic Mutual 0.1%, Alliance Mortgage Investment 0%, Residential Capital LLC 2.6%, and CIT Group 0.3%. All holdings are subject to change without notice.
Bond Portfolio Statistics September 30, 2007 Investment Performance (total return at NAV*)

	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	2.37%	5.31%
Class B	1.90%	4.29%
Class C	1.97%	4.41%
Class I	2.66%	5.89%
Lehman U.S. Credit Index**	1.33%	4.23%
Lipper Corporate Debt Funds A Rated Avg.	1.36%	4.04%

Maturity Schedule
	Weighted Average
	9/30/07	9/30/06
	9 years	10 years

SEC Yields
	30 days ended
	9/30/07	9/30/06
Class A	4.93%	4.27%
Class B	4.14%	3.48%
Class C	4.31%	3.58%
Class I	5.72%	5.01%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics September 30, 2007 Average Annual Total Returns (with max. load)

Class A Shares
One year	1.34%
Five year	4.85%
Ten year	5.79%

Class B Shares
One year	0.29%
Five year	4.68%
Since inception	4.99%
(3/31/98)

Class C Shares
One year	3.48%
Five year	4.75%
Since inception	4.89%
(6/1/98)

Bond Portfolio Statistics September 30, 2007 Average Annual Total Returns

Class I Shares
One year	5.89%
Five year	6.26%
Since inception	7.18%
(3/31/00)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75% or deferred sales charge, as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics
September 30, 2007
% of Total Investments
Economic Sectors
Asset Backed Securities	22.4%
Banks	11.3%
Brokerages	0.4%
Commercial Mortgage
Backed Securities	2.0%
Financial Services	6.7%
Financials	1.3%
Industrial	7.7%
Industrial - Finance	0.2%
Insurance	0.9%
Mortgage Backed Securities	1.8%
Municipal Obligations	25.8%
Real Estate Investment
Trusts	1.5%
Special Purpose	8.1%
U.S. Government Agency
Obligations	8.7%
Utilities	1.2%
Total	100%

Portfolio Management Discussion

Dan Boone
of Atlanta Capital Management Company

Performance

For the 12 months through September 30, 2007, Calvert Social Investment Fund Equity Portfolio Class A shares (at NAV*) earned 15.23%, versus 16.44% for the Standard & Poor's 500 Index. An underweight to the Energy sector caused the Fund's performance to lag its benchmark.

Investment Climate

The economy over the past 12 months appeared to be in a mid-cycle slowdown. Growth in gross domestic product (GDP) decelerated to about 2%. Consumer spending slowed as employment growth stalled and available home equity plummeted.

The excesses from extraordinarily low interest rates and easy access to credit began to correct during this period. Many headlines centered on subprime mortgages, but the excesses were much broader--involving lax lending standards for all types of borrowers. The correction actually worked in our favor because it reduced the headwinds we had been struggling against for so long. As the premiums for riskier investments increased, high-quality stocks1 began to outperform low-quality stocks for the first time in more than four years, narrowing the deficit to 6% for the 12-month period.

For the first time in almost eight years, large-cap stocks outperformed small-cap stocks during the 12-month period. Large-cap stocks are generally less impacted by domestic economic uncertainty and benefit more from stronger economic growth overseas. Also, growth stocks began to outperform value stocks for the first time in almost seven years. 2

Fallout from subprime-mortgage woes hurt the value-oriented Financials sector, while sectors that are less dependent on the economy for growth prospered. The best-performing sectors were Energy, Materials, Telecommunications, Industrials, and Technology. Companies in the Materials, Industrials, and Technology sectors also benefited from the weaker dollar, which boosted exports. Not surprisingly, the weakest sector was Financials, but Consumer Discretionary and Health Care also trailed the averages.

Portfolio Strategy

Our underweight to the Energy sector was the single largest detractor from the Fund's relative performance. This strategy worked well when crude oil prices were in the mid-$50 range in February, but fared poorly when they surged. We believe oil prices may fall back into the $50 to $60 range as global growth moderates, so we are maintaining this underweight. We remain overweight to sectors where corporate earnings will be the least impacted by sluggish consumer spending, such as Technology, Health Care, and Consumer Staples. We have also reduced our exposure to Financials and Industrials.

Overall, stock selection was a positive for performance--strongly so in Financials, where we emphasized investment firms, and in Energy, where we emphasized oil service. Our stellar pick here was FMC Technologies, the leader in sub-sea oil production platforms, which increased 115%3 during the 12 months. However, three retailers with good earnings growth--Kohl's Corp., Staples, and Bed Bath & Beyond--suffered declines of 10% to 12% due to fears about future declines in earnings growth. We are retaining our positions in these stocks, as we believe they will perform well fundamentally.

Given our concerns about further weakness in the housing market, we took advantage of Home Depot's tender offer to sell our long-held position back to the company. Within Technology, good calls on Apple, Cisco Systems, Nokia, and CDW Corp. were offset by poor results from Motorola, Molex, Zebra Technologies Corp., and Microsoft. We subsequently sold Motorola and Molex.

Outlook

The market has reached new highs while celebrating the Federal Reserve's September interest-rate cut, but we remain cautious. Since the correction was short in both magnitude and length, we believe there may be more periods of correction and volatility ahead. Higher mortgage payments resulting from the interest rates on adjustable-rate mortgages resetting will further pressure consumer spending and temper the pace of the recovery next year.

While we are cautious about the broader outlook, we are very enthusiastic about the environment for high-quality, large-cap growth companies. We believe the reversal of trends noted earlier will continue for the foreseeable future. We also believe most companies in the Portfolio will see double-digit increases in earnings despite a weak economic outlook. We are well-positioned to play both offense and defense. We have seldom seen as great an opportunity to purchase high-quality growth companies at such low relative valuations.

A Personal Message

On a personal note, I will step down as the lead portfolio manager of the fund as of December 31, 2007. It has been a challenging but exciting nine years as we first improved performance and then grew the fund's assets by more than 10 times since September 30, 1998. Despite significant headwinds over the last four years to both high quality and growth and the worst bear market (down 50% top to bottom from 2000 to 2002) since the 1970's, the Class A shares at NAV increased an average of 10.5% per year since September 1998. This handily beat our primary benchmark, the S&P 500 Index, which increased an average of 6.3% per year. These results also outpaced the average return from our peer group, the Lipper Multi-Cap Core Index, which increased 7.8% per year. Relative to that universe, we were ranked in the top one-third of mutual funds.

In our first letter to shareholders, we set out our mission: To demonstrate that a portfolio of high quality, socially responsible growth companies can substantially outperform the broad markets over time. In short, investors can "do well by doing good." While not conclusive, a nine year annualized record of 4.2% outperformance per year is a good start. Atlanta Capital is proud of this record. For our more recent investors, who have experienced the temporary negative cycles for high quality and growth and thus have not participated in the long term outperformance, our advice is to exercise patience because we believe these trends are in the process of turning very favorable.

The past results of the fund reflect the effort of a team of portfolio managers and fundamental analysts at Atlanta Capital. Richard England will be stepping into the Lead Portfolio Manager role and will work along with co-portfolio managers Bill Hackney and Marilyn Irvin and our analyst team. I have great confidence in Richard and the group and know they are dedicated to the same high quality growth philosophy that has served you well over the years. They take over at a particularly opportune time. Thank you for your support during my tenure. It has been fun.

October 2007

1. Standard & Poor's defines a ranking of A as high quality and A+ as highest quality. Atlanta Capital considers the "high-quality universe" to include any rankings of B+ or better. Any ranking of B or lower is low quality. Source of Fund sector performance vis a vis that of Index: Thomson Vestek.

2. The S&P 500/Citibank Growth Index returned 16.78% while the S&P 500/Citibank Value Index gained 16.11% for the 12 months ending September 30, 2007.

3. All returns shown for individual holdings reflect the part of the reporting period that the holdings were held.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: FMC Technologies 4.35%, Kohl's 3.01%, Staples 1.87%, Bed Bath & Beyond 1.24%, Home Depot 0.00%, Apple 1.34%, Cisco Systems 4.80%, Nokia 2.20%, CDW 1.01%, Motorola 0.00%, Molex 0.00%, Zebra Technologies 1.59%, and Microsoft 2.88%. All portfolio holdings are subject to change.

Equity Portfolio Statistics
September 30, 2007
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	10.77%	15.23%
Class B	10.33%	14.28%
Class C	10.36%	14.35%
Class I	11.09%	15.88%
S&P 500 Index	8.44%	16.44%
Lipper Multi-Cap Core Funds Avg	7.68%	17.00%

Ten Largest Stock Holdings
	% of Net Assets
Cisco Systems, Inc.	4.8%
FMC Technologies, Inc.	4.3%
Medtronic, Inc.	3.5%
Procter & Gamble Co.	3.3%
Colgate-Palmolive Co.	3.1%
Kohl's Corp.	3.0%
Cooper Industries Ltd.	3.0%
Aflac, Inc.	2.9%
Microsoft Corp.	2.9%
Dover Corp.	2.8%
Total	33.6%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Equity Portfolio Statistics
September 30, 2007
Average Annual Total Returns
(with max. load)
Class A Shares
One year	9.77%
Five year	11.71%
Ten year	7.05%

Class B Shares
One year	9.28%
Five year	11.60%
Since inception	6.16%
(3/31/98)

Class C Shares
One year	13.35%
Five year	11.94%
Ten Year	6.68%

Equity Portfolio Statistics
September 30, 2007
Average Annual Total Returns
Class I Shares
One year	15.88%
Five year	13.43%
Since inception	7.85%
(11/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75% or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph.The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Equity Portfolio Statistics

September 30, 2007
.	% of Total Investments
Economic Sectors
Consumer Discretionary	8.4%
Consumer Staples	11.6%
Energy	5.8%
Financial Services	0.5%
Financials	15.0%
Health Care	15.6%
Industrials	9.3%
Information Technology	25.0%
Limited Partnership Interest	0.1%
Materials	3.9%
U.S. Government Agency Obligations	2.4%
Utilities	2.1%
Venture Capital	0.3%
Total	100%

Portfolio Management Discussion

Ric Thomas
of SSgA Funds Management, Inc.

Investment Performance

Calvert Social Investment Fund Enhanced Equity Portfolio Class A shares (at NAV*) rose 8.58% versus 16.90% for the Russell 1000® Index over the 12 months ended September 30, 2007. The Portfolio's relative underperformance was primarily due to sector allocation, the sharp shift in performance from value to growth stocks, and individual stock selection.

Investment Climate

U.S. large-cap stocks performed well over the past year as the market continued to climb in response to growing corporate profits, a strengthening global economy, and an end to interest-rate hikes by the Federal Reserve (Fed). Yet the benign rise in equity prices masked a sudden and sharp leadership shift from value to growth stocks that proved disruptive to our investment strategy.

Turmoil in the subprime mortgage market created a credit crisis which pushed value stocks out of favor. As the yield difference between lower- and higher-quality bonds began to widen in June, investors began to reassess the risk associated with leveraged buyouts (LBOs), which have been a key driver of stock market performance. Since LBOs are heavily financed with debt, rising interest rates for corporate debt makes potential takeovers very unattractive. As a result, cheap stocks--those ranking high on our value model, which are often seen as takeover candidates--suffered severely.

As value stocks began to struggle, so did a surprising number of hedge funds. We now know that some hedge funds used a great deal of leverage to buy securities based on valuation models. As these hedge funds ran into problems, they began to unwind their positions by selling cheap stocks--and the massive sell-off pushed value stocks down even more. As a result, daily volatility during this period was much higher than we had ever seen for these stocks.

Portfolio Strategy

Sector/Industry

Our sector allocation, particularly a persistent underweight to Energy and Materials, detracted from performance during the 12 months. A sharp depreciation in the U.S. dollar and strengthening global demand drove commodity prices up significantly and helped both of these sectors gain about 40%.

Individual Securities

Weak stock selection was also detrimental to performance, particularly in the last quarter of the period. This was due to the severe underperformance of the valuation model we use to rank prospective holdings--which was exacerbated by the market conditions noted above. Historically, this type of market dislocation may have taken two years to fully play out. But the impact of leverage made the shift quick and severe. The good news is that we believe a lot of leverage has been removed from the system, so such severe problems for our valuation model are unlikely to continue.

For the overall period, stock selection was weakest within the Consumer Discretionary and Information Technology sectors. Warner Music Group sank 50.8% during the reporting period due to the changing dynamics of music distribution and the fortunes of value stocks in general.1 Office Depot fell 35% as its share of the retail office supply market shrank and talks of a buyout fizzled. Motorola declined 25% as it lost market share to new wireless-phone rivals such as Apple.

Stock selection was strongest in Industrials. An overweight to construction-equipment manufacturer Terex Corp. paid off when the stock surged 97% over the period as the company enjoyed increased global demand. Parker Hannifin, which produces motion-and-control systems, also benefited from growing global demand as it beat ever-higher earnings estimates and gained 46%.

Market Outlook

While the sharp shift from value to growth leadership was clearly a negative for us, there is a silver lining. Our discussion with prime brokers--who service the hedge fund industry--indicates that hedge funds reduced their leverage by about 50% during the third quarter and have not yet reversed course. This means much less money is currently being invested through valuation models, which we believe is a positive for us in the long run.

Our investment strategy is based on a long-term perspective, using a five- to 10-year investment horizon. Therefore, we do not feel recent events warrant impulsive changes to the model. We are very comfortable with our process and believe that our disciplined style of investing will work over long periods of time. Our investment process favors cheap, well-managed stocks with positive near-term earnings momentum. In our experience, the long history of investing indicates that stocks possessing these characteristics tend to outperform the market over extended periods of time.

October 2007

1. All returns shown for individual holdings reflect the part of the reporting period that the holdings were held.

As of September 30, 2007, the following companies represented the following percentages of Portfolio net assets: Warner Music Group 0.39%, Office Depot 0.00%, Motorola 0.03% , Apple 0.62%, Terex 1.55%, and Parker Hannifin 1.32%. All holdings are subject to change without notice.

Enhanced Equity
Portfolio Statistics
September 30, 2007
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	3.22%	8.58%
Class B	2.74%	7.55%
Class C	2.79%	7.69%
Class I	3.45%	9.09%
Russell 1000 Index**	7.99%	16.90%
Lipper Multi-Cap Core Funds Avg.**	7.68%	17.00%

Ten Largest Stock Holdings
	% of Net Assets
AT&T Inc.	3.1%
Microsoft Corp.	3.1%
Bank of America Corp.	2.9%
Cisco Systems, Inc.	2.7%
Procter & Gamble Co.	2.6%
International Business
Machines Corp.	2.5%
Pfizer, Inc.	2.2%
JPMorgan Chase & Co.	2.1%
Goldman Sachs Group, Inc.	2.0%
3M Co.	2.0%
Total	25.2%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Enhanced Equity
Portfolio Statistics
September 30, 2007
Average Annual Total Returns
(with max. load)
Class A Shares
One year	3.45%
Five year	11.60%
Since inception	3.84%
(4/15/98)

Class B Shares
One year	2.55%
Five year	11.34%
Since inception	3.28%
(4/15/98)

Class C Shares
One year	6.69%
Five year	11.64%
Since inception	3.76%
(6/1/98)

Enhanced Equity Portfolio Statistics September 30, 2007 Average Annual Total Returns

Class I Shares**
One year	9.09%
Five year	12.87%
Since inception	4.65%
(4/15/98)

Performance Comparison

Comparison of change in value of $10,000 investment.

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, B and I shares is plotted in the line graph.The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity
Portfolio Statistics
September 30, 2007
% of Total Investments
Economic Sectors
Consumer Discretionary	11.0%
Consumer Staples	7.7%
Energy	7.7%
Financials	18.1%
Health Care	13.8%
Industrials	12.5%
Information Technology	18.9%
Materials	1.7%
Telecommunication Services	3.3%
Utilities	5.3%
Total	100%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

CSIF Money Market
Actual	$1,000.00	$1,023.00	$4.03
Hypothetical	$1,000.00	$1,021.08	$4.03
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 183/365.
	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

CSIF Balanced
Class A
Actual	$1,000.00	$1,038.70	$6.03
Hypothetical	$1,000.00	$1,019.15	$5.98
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,033.40	$10.93
Hypothetical	$1,000.00	$1,014.32	$10.82
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,034.00	$10.47
Hypothetical	$1,000.00	$1,014.78	$10.37
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,041.10	$3.68
Hypothetical	$1,000.00	$1,021.46	$3.65
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.18%, 2.14%, 2.05% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

CSIF Bond
Class A
Actual	$1,000.00	$1,023.70	$5.62
Hypothetical	$1,000.00	$1,019.52	$5.61
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,019.00	$10.59
Hypothetical	$1,000.00	$1,014.58	$10.56
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,019.70	$9.67
Hypothetical	$1,000.00	$1,015.50	$9.65
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,026.60	$2.62
Hypothetical	$1,000.00	$1,022.49	$2.61
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.11%, 2.09%, 1.91%, and 0.51% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

CSIF Equity
Class A
Actual	$1,000.00	$1,107.70	$6.34
Hypothetical	$1,000.00	$1,019.06	$6.07
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,103.30	$10.74
Hypothetical	$1,000.00	$1,014.86	$10.28
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,103.60	$10.28
Hypothetical	$1,000.00	$1,015.29	$9.85
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,110.90	$3.49
Hypothetical	$1,000.00	$1,021.76	$3.34
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.20%, 2.04%, 1.95%, and 0.66% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.
	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

CSIF Enhanced Equity
Class A
Actual	$1,000.00	$1,032.20	$6.07
Hypothetical	$1,000.00	$1,019.10	$6.03
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,027.40	$10.97
Hypothetical	$1,000.00	$1,014.25	$10.90
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,027.90	$10.38
Hypothetical	$1,000.00	$1,014.83	$10.31
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,034.50	$3.74
Hypothetical	$1,000.00	$1,021.39	$3.71
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.19%, 2.16%, 2.04% and 0.73% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Calvert Social Investment Fund:

We have audited the accompanying statements of net assets of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios (collectively the Portfolios), each a series of the Calvert Social Investment Fund, as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

MONEY MARKET PORTFOLIO
Statement of Net Assets
September 30, 2007

U.S. Government Agencies	Principal
and Instrumentalities - 24.6%	Amount	Value
Fannie Mae:
5.30%, 1/8/08	$2,000,000	$2,000,000
4.875%, 4/10/08	1,000,000	1,000,564
6.00%, 5/15/08	500,000	503,242
Fannie Mae Discount Notes:
1/15/08	1,000,000	985,204
3/28/08	1,000,000	975,557
5/12/08	500,000	484,444
Federal Home Loan Bank:
5.25%, 11/1/07	1,000,000	1,000,000
5.22%, 11/14/07	1,000,000	1,000,000
5.15%, 12/14/07	2,000,000	2,000,000
5.20%, 12/18/07	1,000,000	1,000,000
5.25%, 2/1/08	1,000,000	1,000,000
3.375%, 2/15/08	1,000,000	993,345
5.30%, 2/19/08	250,000	250,000
5.30%, 3/19/08	1,500,000	1,500,000
5.30%, 4/7/08	250,000	250,000
5.20%, 4/9/08	1,000,000	1,000,000
5.40%, 4/9/08	1,000,000	1,000,000
5.25%, 4/16/08	1,000,000	999,946
5.25%, 4/23/08	1,000,000	1,000,000
5.25%, 5/1/08	3,000,000	3,000,000
5.30%, 5/29/08	2,000,000	2,000,000
5.30%, 7/25/08	1,000,000	1,000,000
5.39%, 8/15/08 (r)	2,000,000	2,001,160
5.20%, 8/28/08	1,000,000	1,000,000
5.544%, 9/17/08 (r)	2,000,000	1,999,572
4.25%, 9/26/08	2,000,000	1,990,196
5.00%, 9/26/08	1,000,000	1,000,000
4.75%, 10/3/08	3,000,000	3,000,000
5.236%, 2/11/09 (r)	2,000,000	2,001,504
5.438%, 2/18/09 (r)	2,000,000	2,002,054
Freddie Mac:
4.50%, 2/15/08	1,000,000	998,476
5.00%, 7/23/08	1,000,000	1,001,992
Freddie Mac Discount Notes:
3/3/08	1,000,000	979,552
3/31/08	1,000,000	974,869
4/11/08	1,000,000	973,505
4/28/08	250,000	242,606
8/18/08	1,000,000	958,319

Total U.S. Government Agencies and Instrumentalities
(Cost $46,066,107)		46,066,107

Depository Receipts For U.S.	Principal
Government Guaranteed Loans - 0.5%	Amount	Value
Colson Services Corporation Loan Sets:
7.094%, 7/26/10 (c)(h)(r)	$60,880	$60,892
7.00%, 1/22/11 (c)(h)(r)	71,453	71,450
7.25%, 3/23/12 (c)(h)(r)	77,386	77,512
7.125%, 5/29/12 (c)(h)(r)	227,213	227,211
7.00%, 8/10/12 (c)(h)(r)	480,923	482,559
7.00%, 9/2/12 (c)(h)(r)	91,348	91,599

Total Depository Receipts For U.S. Government Guaranteed
Loans (Cost $1,011,223)		1,011,223

Certificates Of Deposit - 0.4%
Bank of Cherokee County, 3.50%, 4/21/08 (k)	100,000	100,000
Broadway Federal Bank FSB, 5.00%, 8/15/08 (k)	100,000	100,000
Community Bank of the Bay, 4.85%, 10/8/07 (k)	100,000	100,000
Community Capital Bank, 5.10%, 1/20/08 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 4.75%, 12/18/07 (k)	100,000	100,000
One United Bank, 4.50%, 12/17/07 (k)	100,000	100,000
Self Help Credit Union, 5.17%, 7/14/08 (k)	100,000	100,000

Total Certificates of Deposit (Cost $700,000)		700,000

Taxable Variable Rate Demand Notes - 74.2%
Akron Hardware Consultants, Inc., 5.21%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,929,000	1,929,000
Berks County Pennsylvania IDA Revenue, 5.30%, 6/1/15,
LOC: Wachovia Bank (r)	1,370,000	1,370,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc.:
5.179%, 6/1/21, LOC: Comerica Bank (r)	5,300,000	5,300,000
5.179%, 6/1/22, LOC: Comerica Bank (r)	1,495,000	1,495,000
Butler County Alabama IDA Revenue, 5.13%, 3/1/12, LOC:
Whitney National Bank, C/LOC: FHLB (r)	600,000	600,000
California Statewide Communities Development Authority MFH
Revenue, 5.21%, 7/1/27, LOC: Bank of the West, C/LOC:
CALSTRs (r)	80,000	80,000
California Statewide Communities Development Authority Special
Tax Revenue, 5.13%, 3/15/34, LOC: Fannie Mae (r)	2,750,000	2,750,000
Chatham Centre LLC, 5.28%, 4/1/22, LOC: Bank of North
Georgia (r)	520,000	520,000
CIDC-Hudson House LLC New York Revenue, 6.15%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	1,870,000	1,870,000
Durham North Carolina GO, 5.21%, 5/1/18, BPA: Bank of
America (r)	2,410,000	2,410,000
Florida State Housing Finance Corp. MFH Revenue:
Victoria B, 5.18%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
Victoria J-2, 5.18%, 10/15/32, LOC: Fannie Mae (r)	2,580,000	2,580,000
5.12%, 11/1/32, LOC: Freddie Mac (r)	1,150,000	1,150,000
Fuller Road Management Corp. New York Revenue, 5.18%,
7/1/37, LOC: Key Bank (r)	4,000,000	4,000,000

Taxable Variable Rate	Principal
Demand Notes - Cont'd	Amount	Value
Grove City Church of the Nazarene, 5.18%, 2/1/24, LOC:
National City Bank (r)	$1,503,000	$1,503,000
Haskell Capital Partners Ltd., 5.15%, 9/1/20, LOC: Colonial
Bank, C/LOC: FHLB (r)	3,800,000	3,800,000
HHH Investment Co., 5.12%, 7/1/29, LOC: Bank of the West (r)	2,220,000	2,220,000
Holland Board of Public Works Home Building Co., 5.30%,
11/1/22, LOC: Wells Fargo Bank (r)	935,000	935,000
Hopo Realty Investment LLC, 5.23%, 12/1/21 (r)	2,965,000	2,965,000
Jobs Co. LLC, 5.15%, 5/1/22, LOC: First Commercial Bank (r)	2,525,000	2,525,000
Kaneville Road Joint Venture, Inc., 5.18%, 11/1/32, LOC: First
American Bank, C/LOC: FHLB (r)	6,930,000	6,930,000
Lancaster California Redevelopment Agency MFH Revenue,
5.18%, 1/15/35, LOC: Fannie Mae (r)	200,000	200,000
Los Angeles California MFH Revenue, 5.12%, 12/15/34, LOC:
Fannie Mae (r)	1,200,000	1,200,000
Main & Walton Development Co., 5.10%, 9/1/26, LOC:
Sovereign Bank, C/LOC: FHLB (r)	5,315,000	5,315,000
Milpitas California MFH Revenue, 5.10%, 8/15/33, LOC:
Fannie Mae (r)	2,200,000	2,200,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 5.23%,
8/1/20, LOC: Marshall & Ilsley Bank (r)	1,155,000	1,155,000
MOB Management One LLC, 5.40%, 12/1/26, LOC: Columbus
Bank & Trust (r)	1,260,000	1,260,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 5.28%, 5/1/25, LOC: FHLB (r)	3,070,000	3,070,000
New York State MMC Corp. Revenue, 6.10%, 11/1/35, LOC:
JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 5.26%,
1/1/31, LOC: Bank of New York (r)	5,245,000	5,245,000
Omaha Nebraska SO, 5.179%, 2/1/26, BPA: Dexia Credit Local,
AMBAC Insured (r)	2,700,000	2,700,000
Osprey Management Co. LLC, 5.20%, 6/1/27, LOC: Wells Fargo
Bank (r)	5,100,000	5,100,000
Peoploungers, Inc., 5.13%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	2,420,000	2,420,000
Portage Indiana Economic Development Revenue, 5.27%,
3/1/20, LOC: FHLB (r)	450,000	450,000
Post Apartment Homes LP, 5.13%, 7/15/29, LOC: Fannie Mae (r)	16,940,000	16,940,000
Racetrac Capital LLC, 5.15%, 9/1/20, LOC: Regions Bank (r)	4,755,000	4,755,000
Roosevelt Paper Co., 5.20%, 6/1/12, LOC: Wachovia Bank (r)	1,760,000	1,760,000
Scott Street Land Co., 5.19%, 1/3/22, LOC: Fifth Third Bank (r)	3,005,000	3,005,000
Scottsboro Alabama Industrial Development Board Revenue,
5.15%, 10/1/10, LOC: Wachovia Bank (r)	505,000	505,000
Sea Island Co., 5.33%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,585,000	1,585,000
Shawnee Kansas Private Activity Revenue, 5.95%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	4,145,000	4,145,000
Sheridan Colorado Redevelopment Agency Tax Allocation Revenue,
5.15%, 12/1/29, LOC: Citibank (r)	1,000,000	1,000,000
St. Joseph County Indiana Economic Development Revenue, 5.32%,
6/1/27, LOC: FHLB (r)	375,000	375,000
St. Paul Minnesota Port Authority Revenue, 5.40%, 3/1/21,
LOC: Dexia Credit Local (r)	1,765,000	1,765,000
Standard Furniture Manufacturing Co., Inc., 5.18%, 3/1/15,
LOC: RBC Centura Bank (r)	5,536,000	5,536,000

Taxable Variable Rate	Principal
Demand Notes - Cont'd	Amount	Value
Taylor County Kentucky Tax Notes, 5.13%, 1/1/19, LOC: Peoples
Bank & Trust, C/LOC: FHLB (r)	$2,985,000	$2,985,000
Tucson Arizona Airport Authority, Inc. Revenue, 5.30%, 11/1/18,
LOC: Bank of America (r)	3,180,000	3,180,000
Tyler Enterprises LLC, 5.15%, 10/1/22, LOC: Peoples Bank and
Trust, C/LOC: FHLB (r)	3,585,000	3,585,000
Washington State MFH Finance Commission Revenue:
5.13%, 6/15/32, LOC: Fannie Mae (r)	1,220,000	1,220,000
5.13%, 7/15/32, LOC: Fannie Mae (r)	790,000	790,000
5.13%, 7/15/34, LOC: Fannie Mae (r)	1,775,000	1,775,000
5.17%, 5/15/35, LOC: Fannie Mae (r)	960,000	960,000
5.12%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Taxable Variable Rate Demand Notes (Cost $135,863,000)		138,863,000

TOTAL INVESTMENTS (Cost $186,640,330) - 99.7%		186,640,330
Other assets and liabilities, net - 0.3%		569,608
Net Assets - 100%		$187,209,938

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized, 187,308,953 shares outstanding		$187,267,682
Undistributed net investment income		16,647
Accumulated net realized gain (loss) on investments		(74,391)

Net Assets		$187,209,938

Net Asset Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

Balanced Portfolio
Statement of Net Assets
September 30, 2007
EQUITY SECURITIES - 60.4%	Shares	Value
Aerospace & Defense - 0.2%
BE Aerospace, Inc.*	23,400	$971,802
Spirit AeroSystems Holdings, Inc.*	1,000	38,940
		1,010,742

Air Freight & Logistics - 1.1%
Expeditors International Washington, Inc.	10,300	487,190
FedEx Corp.	18,802	1,969,510
United Parcel Service Inc., Class B	58,100	4,363,310
		6,820,010

Airlines - 0.2%
UAL Corp.*	23,800	1,107,414

Auto Components - 0.1%
Autoliv, Inc.	4,800	286,800
TRW Automotive Holdings Corp.*	16,800	532,224
		819,024

Beverages - 0.9%
PepsiCo, Inc.	77,800	5,699,628

Biotechnology - 0.7%
Amgen, Inc.*	13,610	769,918
Gilead Sciences, Inc.*	75,610	3,090,181
Vertex Pharmaceuticals, Inc.*	3,200	122,912
		3,983,011

Building Products - 0.0%
American Standard Co.'s, Inc.	4,565	162,605

Capital Markets - 1.8%
E*Trade Financial Corp.*	16,964	221,550
Eaton Vance Corp.	4,400	175,824
Federated Investors, Inc., Class B	8,600	341,420
Goldman Sachs Group, Inc.	33,500	7,260,790
Legg Mason, Inc.	24,772	2,088,032
SEI Investments Co.	14,200	387,376
T. Rowe Price Group, Inc.	8,614	479,714
		10,954,706

Chemicals - 0.7%
Ecolab, Inc.	23,800	1,123,360
Lubrizol Corp.	7,300	474,938
Praxair, Inc.	31,800	2,663,568
		4,261,866

EQUITY SECURITIES - Cont'd	Shares	Value
Commercial Banks - 1.5%
US Bancorp	84,200	$2,739,026
Wachovia Corp.	85,300	4,277,795
Wells Fargo & Co.	64,100	2,283,242
		9,300,063

Commercial Services & Supplies - 0.1%
Manpower, Inc.	8,500	546,975

Communications Equipment - 1.8%
Cisco Systems, Inc.*	276,456	9,153,458
CommScope, Inc.*	31,000	1,557,440
Motorola, Inc.	4,100	75,973
QUALCOMM, Inc.	9,220	389,637
		11,176,508

Computers & Peripherals - 2.9%
Apple, Inc.*	9,700	1,489,338
Dell, Inc.*	62,100	1,713,960
EMC Corp.*	35,412	736,570
Hewlett-Packard Co.	119,200	5,934,968
International Business Machines Corp.	57,100	6,726,380
Western Digital Corp.*	28,280	716,050
		17,317,266

Consumer Finance - 0.9%
American Express Co.	59,200	3,514,704
Capital One Financial Corp.	20,600	1,368,458
MasterCard, Inc.	4,400	651,068
		5,534,230

Containers & Packaging - 0.1%
Bemis Co., Inc.	20,400	593,844
Sealed Air Corp.	600	15,336
		609,180

Diversified Financial Services - 3.5%
Bank of America Corp. (s)	149,440	7,512,349
CIT Group, Inc.	50,200	2,018,040
First Republic Preferred Capital Corp., Preferred (e)	500	550,365
JPMorgan Chase & Co.	125,833	5,765,668
MFH Financial Trust I, Preferred (e)	20,000	2,045,000
Moody's Corp.	7,749	390,550
Roslyn Real Estate Asset Corp., Preferred	10	1,008,437
WoodBourne Pass-Through Trust, Preferred (e)	20	2,008,750
		21,299,159

Diversified Telecommunication Services - 1.8%
AT&T Inc.	261,665	11,071,046

Electric Utilities - 0.3%
Cleco Corp.	32,300	816,221
IDACORP, Inc.	28,200	923,268
		1,739,489

EQUITY SECURITIES - Cont'd	Shares	Value
Electronic Equipment & Instruments - 1.0%
Amphenol Corp.	54,300	$2,158,968
Avnet, Inc.*	58,600	2,335,796
AVX Corp.	90,900	1,463,490
Jabil Circuit, Inc.	12,000	274,080
		6,232,334

Energy Equipment & Services - 1.6%
Grant Prideco, Inc.*	53,300	2,905,916
Smith International, Inc.	54,600	3,898,440
Superior Energy Services, Inc*	46,900	1,662,136
Tidewater, Inc.	16,400	1,030,576
Unit Corp.*	300	14,520
		9,511,588

Food & Staples Retailing - 0.5%
CVS Caremark Corp.	4,715	186,855
Walgreen Co.	45,400	2,144,696
Whole Foods Market, Inc.	11,731	574,350
		2,905,901

Food Products - 1.2%
General Mills, Inc.	68,200	3,956,282
H.J. Heinz Co.	3,100	143,220
Kellogg Co.	45,800	2,564,800
McCormick & Co., Inc.	10,000	359,700
		7,024,002

Gas Utilities - 1.0%
Energen Corp.	5,500	314,160
Oneok, Inc.	41,300	1,957,620
Questar Corp.	66,400	3,487,992
		5,759,772

Health Care Equipment & Supplies - 1.3%
Beckman Coulter, Inc.	4,000	295,040
Becton Dickinson & Co.	28,200	2,313,810
Cytyc Corp.*	11,000	524,150
Dentsply International, Inc.	10,200	424,728
Hospira, Inc.*	52,300	2,167,835
Intuitive Surgical, Inc.*	900	207,000
Kinetic Concepts, Inc.*	15,200	855,456
Medtronic, Inc.	15,371	867,078
Varian Medical Systems, Inc.*	3,000	125,670
		7,780,767

Health Care Providers & Services - 4.0%
AmerisourceBergen Corp.	48,800	2,212,104
Cardinal Health, Inc.	56,900	3,557,957
Cigna Corp.	62,800	3,346,612
Coventry Health Care, Inc.*	32,300	2,009,383
DaVita, Inc.*	4,500	284,310
Express Scripts, Inc.*	70,500	3,935,310
Laboratory Corp. of America Holdings, Inc.*	22,100	1,728,883
Lincare Holdings Inc.*	8,500	311,525

EQUITY SECURITIES - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
McKesson Corp.	65,100	$3,827,229
Quest Diagnostics, Inc.	8,224	475,100
WellCare Health Plans, Inc.*	24,100	2,540,863
		24,229,276

Hotels, Restaurants & Leisure - 0.3%
Darden Restaurants, Inc.	43,800	1,833,468

Household Durables - 0.7%
Garmin Ltd.	8,029	958,663
Whirlpool Corp.	34,600	3,082,860
		4,041,523

Household Products - 2.1%
Colgate-Palmolive Co.	26,749	1,907,739
Kimberly-Clark Corp.	24,700	1,735,422
Procter & Gamble Co.	132,795	9,340,800
		12,983,961

Industrial Conglomerates - 1.2%
3M Co.	79,573	7,446,441

Insurance - 3.1%
ACE Ltd.	14,100	854,037
Aflac, Inc.	8,750	499,100
Ambac Financial Group, Inc.	23,700	1,490,967
American International Group, Inc.	76,100	5,148,165
American Physicians Capital, Inc.	1,161	45,232
Brown & Brown, Inc.	9,500	249,850
Chubb Corp.	36,000	1,931,040
Conseco, Inc.:
Common *	110,276	1,764,416
Warrants (strike price $27.60/share, expires 9/10/08)*	3,161	474
First American Corp.	7,500	274,650
Hartford Financial Services Group, Inc.	15,205	1,407,223
Lincoln National Corp.	11,100	732,267
Phoenix Co.'s, Inc.	4,800	67,728
Prudential Financial, Inc.	1,000	97,580
The Travelers Co.'s, Inc.	78,000	3,926,520
XL Capital Ltd.	1,900	150,480
		18,639,729

Internet & Catalog Retail - 0.3%
Amazon.Com, Inc.*	16,600	1,546,290
Gaiam, Inc.*	12,500	300,375
		1,846,665

Internet Software & Services - 0.5%
Akamai Technologies, Inc.*	5,869	168,616
eBay, Inc.*	10,000	390,200
Google, Inc.*	3,978	2,256,600
		2,815,416

EQUITY SECURITIES - Cont'd	Shares	Value
IT Services - 1.2%
Acxiom Corp.	14,100	$279,039
Automatic Data Processing, Inc.	71,000	3,261,030
Fiserv, Inc.*	42,200	2,146,292
Western Union Co.	88,400	1,853,748
		7,540,109

Life Sciences - Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.*	28,100	1,621,932
Waters Corp.*	4,700	314,524
		1,936,456

Machinery - 4.0%
Cummins, Inc.	51,200	6,547,968
Danaher Corp.	44,456	3,676,956
Deere & Co.	7,000	1,038,940
Graco, Inc.	10,100	395,011
Illinois Tool Works, Inc.	90,570	5,401,595
Parker Hannifin Corp.	28,800	3,220,704
Terex Corp.*	42,100	3,747,742
Toro Co.	4,000	235,320
		24,264,236

Media - 2.1%
Cox Radio, Inc.*	5,300	69,165
Gray Television, Inc.	10,700	90,843
Liberty Global, Inc.*	100	4,102
McGraw-Hill Co.'s, Inc.	94,400	4,805,904
Omnicom Group, Inc.	39,400	1,894,746
Time Warner, Inc.	255,700	4,694,652
Warner Music Group Corp.	94,400	953,440
XM Satellite Radio Holdings, Inc.*	4,500	63,765
		12,576,617

Metals & Mining - 0.5%
Reliance Steel & Aluminum Co.	53,300	3,013,582

Multiline Retail - 0.6%
Dollar Tree Stores, Inc.*	18,100	733,774
Kohl's Corp.*	2,832	162,359
Target Corp.	46,000	2,924,220
		3,820,353

Multi-Utilities - 1.2%
Black Hills Corp.	52,900	2,169,958
MDU Resources Group, Inc.	98,100	2,731,104
NiSource, Inc.	129,500	2,478,630
OGE Energy Corp.	1,500	49,650
		7,429,342

Office Electronics - 0.2%
Xerox Corp.*	80,400	1,394,136

EQUITY SECURITIES - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 3.4%
Cheniere Energy, Inc.*	14,400	$564,048
Chesapeake Energy Corp.	108,200	3,815,132
EOG Resources, Inc.	88,800	6,422,904
Overseas Shipholding Group, Inc.	100	7,683
Plains Exploration & Production Co.*	8,000	353,760
Spectra Energy Corp.	17,500	428,400
St. Mary Land & Exploration Co.	4,600	164,082
World Fuel Services Corp.	25,200	1,028,412
XTO Energy, Inc.	123,013	7,607,124
		20,391,545

Paper & Forest Products - 0.1%
Weyerhaeuser Co.	5,800	419,340

Pharmaceuticals - 1.9%
Barr Pharmaceuticals, Inc.*	13,984	795,829
Johnson & Johnson	81,500	5,354,550
Pfizer Inc.	217,300	5,308,639
		11,459,018

Real Estate Investment Trusts - 0.0%
HRPT Properties Trust	15,000	148,350

Road & Rail - 0.1%
Avis Budget Group, Inc.*	37,800	865,242

Semiconductors & Semiconductor Equipment - 1.7%
Applied Materials, Inc.	9,000	186,300
Intel Corp.	203,611	5,265,380
Lam Research Corp.*	21,500	1,145,090
Micron Technology, Inc.*	6,300	69,930
Nvidia Corp.*	35,250	1,277,460
Photronics, Inc.*	24,623	280,948
Texas Instruments, Inc.	60,400	2,210,036
		10,435,144

Software - 1.9%
Adobe Systems, Inc.*	64,400	2,811,704
Citrix Systems, Inc.*	11,000	443,520
Microsoft Corp.	279,660	8,238,784
		11,494,008

Specialty Retail - 1.5%
Gap, Inc.	33,500	617,740
Home Depot, Inc.	134,683	4,369,117
Lowe's Co.'s, Inc.	6,700	187,734
Staples, Inc.	78,066	1,677,638
TJX Co.'s, Inc.	71,000	2,063,970
		8,916,199

Textiles, Apparel & Luxury Goods - 0.8%
Crocs, Inc.*	32,000	2,152,000
Nike, Inc., Class B	46,200	2,710,092
		4,862,092

EQUITY SECURITIES - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 0.1%
Freddie Mac	3,000	$177,030
Washington Mutual, Inc.	17,079	603,059
		780,089

Wireless Telecommunication Services - 0.1%
Centennial Communications Corp.*	27,500	278,300

Venture Capital - 1.3%
Agraquest, Inc.:
Series B Preferred (b)(i)*	190,477	38,033
Series C Preferred (b)(i)*	117,647	27,191
Series H Preferred (b)(i)*	4,647,053	316,892
Allos Therapeutics, Inc.*	42,819	203,390
CFBanc Corp. (b)(i)*	27,000	403,752
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	173,455	-
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 4/21/14) (b)(i)*	162,500	-
Community Bank of the Bay*	4,000	37,000
Community Growth Fund*	1,498,306	1,808,704
Distributed Energy Systems Corp.*	14,937	12,547
Environmental Private Equity Fund II, Liquidating Trust (b)(i)*	200,000	49,009
Evergreen Solar, Inc.	66,000	589,380
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share,
expires 1/1/12) (b)(i)*	1,104	674
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Hayes Medical, Inc.:
Common Stock (b)(i)*	180,877	-
Series A-1 Preferred (b)(i)*	420,683	-

EQUITY SECURITIES - Cont'd	Shares	Value
Venture Capital - Cont'd
Hayes Medical, Inc.:
Series B Preferred (b)(i)*	348,940	$17,447
Series C Preferred (b)(i)*	601,710	120,342
Inflabloc Pharmaceuticals, Inc. (b)(i)*	625	1
Neighborhood Bancorp (b)(i)*	10,000	253,633
Pharmadigm, Inc. (b)(i)*	568	-
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share,
expires 4/29/15) (b)(i)*	72,000	-
Series A Preferred (a)(b)(i)*	825,689	-
Series A Preferred Warrants:
(strike price $0.85/share, expires 6/9/13) (b)(i)*	176,471	-
(strike price $0.85/share, expires 9/6/13) (b)(i)*	88,236	-
Promega Corp. (b)(i)*	1,342	138,226
Seventh Generation, Inc.(b)(i)*	200,295	2,165,232
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred(b)(i)*	104,297	172,388
Series 1-B, Convertible Preferred(b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15) (b)(i)*	11,920	2,143
Wild Planet Entertainment, Inc.:
Series B Preferred (b)(i)*	476,190	1,020,072
Series E Preferred (b)(i)*	129,089	276,528
Wind Harvest Co., Inc. Series A Preferred (b)(i)*	8,696	1
		8,114,754

Total Equity Securities (Cost $313,546,233)		366,602,677

	Adjusted
Limited Partnership Interest - 0.6%	Basis	Value
Angels With Attitude I LLC (a)(b)(i)*	$200,000	170,416
Coastal Venture Partners (b)(i)*	161,687	99,431
Common Capital (b)(i)*	400,397	297,733
First Analysis Private Equity Fund IV (b)(i)*	520,660	702,225
GEEMF Partners (a)(b)(i)*	-	300,550
Global Environment Emerging Markets Fund (b)(i)*	-	728,889
Infrastructure and Environmental Private Equity Fund III (b)(i)*	493,425	380,050
Labrador Ventures III (b)(i)*	360,875	85,884
Labrador Ventures IV (b)(i)*	913,363	258,600
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	225,646	211,733
Solstice Capital (b)(i)*	389,365	391,775
Utah Ventures (b)(i)*	867,581	-
Venture Strategy Partners (b)(i)*	206,058	25,810

Total Limited Partnership Interest (Cost $5,239,057)		3,653,097

	Principal
Corporate Bonds - 20.5%	Amount	Value
ACLC Business Loan Receivables Trust, 6.261%, 10/15/21 (e)(r)	$324,850	$314,459
AgFirst Farm Credit Bank:
6.585% to 06/15/12, floating rate thereafter to 6/15/49 (e)(r)	250,000	241,251
7.30%, 10/14/49 (e)	2,000,000	1,971,360
Alliance Mortgage Investments, 12.61%, 6/1/10 (r)(x)	385,345	-
American National Red Cross, 5.362%, 11/15/11	3,215,000	3,265,990
APL Ltd., 8.00%, 1/15/24	550,000	510,125
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	1,011,588
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	4,060,000	812,000
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,665,000	2,595,070
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,280,000	1,444,821
BAC Capital Trust XV, 6.38%, 6/1/56 (r)	3,000,000	2,777,469
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	2,000,000	2,015,060
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	1,000,000	1,040,000
BF Saul REIT, 7.50%, 3/1/14	750,000	723,750
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	380,000	366,700
CAM US Finance SA Sociedad Unipersonal, 5.506%, 2/1/10 (e)(r)	500,000	495,278
Camp Pendleton & Quantico Housing LLC, 6.165%, 10/1/20 (e)	600,000	603,426
Cardinal Health, Inc., 5.63%, 10/2/09 (e)(r)	1,000,000	999,753
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,535,780	2,501,707
Chesapeake Energy Corp., 6.50%, 8/15/17	400,000	390,500
Chevy Chase Bank FSB, 6.875%, 12/1/13	250,000	246,865
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter
to 3/15/67 (r)	900,000	747,261
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/08 (b)(i)(w)*	297,877	-
Convertible Notes II, 10.00%, 8/31/08 (b)(i)(w)*	32,500	-
Convertible Notes III, 10.00%, 8/31/08 (b)(i)(w)*	25,000	-
Convertible Notes IV, 10.00%, 8/31/08 (b)(i)(w)*	25,000	-
COBALT CMBS Commercial Mortgage Trust, 5.935%,
8/25/12 (r)	3,000,000	3,045,210
College Loan Corp. Trust, 6.35%, 1/25/47 (e)(r)	3,000,000	3,000,000
Community Reinvestment Revenue Notes, 5.68%, 6/1/31 (e)	529,289	532,269
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to
12/31/49 (e)(r)	2,800,000	2,612,242
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,973,548
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,078,877
Discover Financial Services, 6.234%, 6/11/10 (e)(r)	2,500,000	2,417,795
Education Loan Asset-Backed Trust:
6.33%, 2/1/43 (e)(r)	1,000,000	1,000,000
6.62%, 2/1/43 (e)(r)	2,000,000	2,000,000
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	2,600,000	2,359,409
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,001,839
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	2,000,000	1,955,520
Glitnir banki HF:
5.52%, 10/15/08 (e)(r)	2,000,000	2,000,044
6.375%, 9/25/12 (e)	1,100,000	1,102,184
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	1,500,000	1,561,937
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	489,040
Trust III, 5.361%, 2/15/36 (e)	300,000	300,678
GMAC Commercial Mortgage Corp., 6.107%, 8/10/52 (e)	1,900,000	1,926,087

	Principal
Corporate Bonds - Cont'd	Amount	Value
Great River Energy, 6.254%, 7/1/38 (e)	$2,500,000	$2,598,600
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to
9/29/49 (e)(r)	1,900,000	1,681,967
Health Care Property Investors, Inc., 6.144%, 9/15/08 (r)	3,000,000	2,987,401
HRPT Properties Trust, 6.294%, 3/16/11 (r)	1,250,000	1,235,537
HSBC Finance Corp., 5.836%, 2/15/08	2,000,000	2,003,785
Impac CMB Trust, 5.401%, 5/25/35 (r)	1,590,919	1,585,845
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	2,500,000	2,457,779
JPMorgan Chase & Co., 4.17%, 10/28/08 (r)	3,850,000	3,848,843
Kaupthing Bank HF, 5.75%, 10/4/11 (e)	1,000,000	1,024,814
KDM Development Corp., 2.41%, 12/31/07 (b)(i)	746,900	742,414
Leucadia National Corp.:
7.00%, 8/15/13	1,220,000	1,168,150
8.125%, 9/15/15	1,200,000	1,206,708
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	12,720
8.30%, 12/1/37 (e)(m)*	6,130,000	45,975
8.45%, 12/1/97 (e)(m)*	2,560,000	19,200
M&I Marshall & Ilsley Bank, 5.85%, 12/4/12 (r)	500,000	500,416
Meridian Funding Co. LLC, 6.023%, 6/9/08 (r)	500,000	499,834
Micro Finance Bank of Azerbaijan, 8.477%, 8/29/12 (b)(i)	500,000	501,805
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,048,970
NextStudent Master Trust I, 6.50%, 9/1/42 (e)(r)	5,000,000	5,000,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	2,250,000	2,230,628
Orkney Re II plc, Series B, 8.36%, 12/21/35 (b)(e)(r)	1,100,000	1,045,000
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,250,000	1,181,550
Pacific Pilot Funding Ltd., 6.11%, 10/20/16 (e)(r)	978,338	978,043
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	515,250
Pioneer Natural Resources Co.:
6.65%, 3/15/17	1,300,000	1,212,873
6.875%, 5/1/18	2,500,000	2,340,625
Plethora Technology, 12.00%, 12/31/07 (b)(i)(w)	150,000	7,500
Preferred Term Securities IX Ltd., 6.11%, 4/3/33 (e)(r)	959,500	959,548
Prudential Financial, Inc., 5.853%, 6/13/08 (r)	1,500,000	1,500,305
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,250,000	1,222,825
Reed Elsevier Capital, Inc., 6.024%, 6/15/10 (r)	3,000,000	2,990,692
Residential Capital LLC, 6.224%, 6/9/08 (r)	8,000,000	7,340,000
Rose Smart Growth Investment Fund, 6.045%, 4/1/21 (b)(i)	1,000,000	1,000,000
Salvation Army, 5.46%, 9/1/16	160,000	159,323
Sovereign Bank, 4.00%, 2/1/08	1,235,000	1,228,892
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (e)(r)	1,000,000	365,998
Student Loan Consolidation Center, 6.35%, 3/1/42 (e)(r)	2,000,000	1,999,920
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	34,221,263	4,624,661
Weyerhaeuser Co., 6.21%, 9/24/09 (r)	4,000,000	3,999,745

Total Corporate Bonds (Cost $137,103,605)	124,505,253

U.S. Government Agencies	Principal
and Instrumentalities - 5.6%	Amount	Value
Fannie Mae, 5.50%, 12/25/16	$1,314,113	$1,311,597
Federal Home Loan Bank:
5.00%, 10/26/07 (r)	5,000,000	5,000,109
0.00%, 12/28/07 (r)	2,000,000	1,940,000
Federal Home Loan Bank Discount Notes, 10/1/07	16,300,000	16,300,000
Freddie Mac, 5.125%, 12/15/13	6,922,766	6,886,543
Small Business Administration:
5.038%, 3/10/15	931,641	918,350
4.94%, 8/10/15	1,797,742	1,772,503

Total U.S. Government Agencies and Instrumentalities (Cost $34,232,491)		34,129,102

Municipal Obligations - 0.2%
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)*	3,750,000	1,070,474

Total Municipal Obligations (Cost $3,763,545)		1,070,474

Taxable Municipal Obligations - 11.6%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.42%, 3/1/17	200,000	196,608
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	6,000,000	4,921,500
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	750,000	734,872
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	484,500
California Statewide Communities Development Authority
Revenue Bonds:
5.48%, 8/1/11	800,000	813,160
5.01%, 8/1/15	635,000	619,963
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,500,000	1,499,865
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	1,940,000	1,952,707
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/13	2,135,000	1,543,520
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,250,000	1,145,950
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	750,000	760,575
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	500,000	492,830
Illinois State MFH Development Authority Revenue Bonds:
5.60%, 12/1/15	1,270,000	1,285,367
6.537%, 1/1/33	1,000,000	1,000,370
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	2,500,000	2,544,125
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	660,000	629,264
Kansas State Finance Development Authority Revenue Bonds,
4.152%, 5/1/11	1,500,000	1,457,820
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	500,000	503,435

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	$1,545,000	$1,475,274
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.60%, 7/1/10	840,000	833,616
Los Angeles California Department of Airports Revenue Bonds,
5.404%, 5/15/16	1,515,000	1,506,243
Malibu California Integrated Water Quality Improvement COPs,
5.39%, 7/1/16	1,130,000	1,121,740
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	2,000,000	1,971,940
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	700,000	676,039
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	750,000	722,993
New York State MMC Corp. Revenue, 6.10%, 11/1/35 (r)	1,000,000	1,000,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
4.06%, 10/15/10	4,000,000	3,926,360
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	2,200,000	2,200,660
5.383%, 9/1/16	3,000,000	2,974,740
5.263%, 9/7/16	895,000	894,642
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	720,390
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	4,000,000	3,162,760
6/30/14	1,500,000	1,057,005
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	1,250,000	1,251,825
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,000,000	2,984,790
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	750,000	716,708
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	2,500,000	2,517,000
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.90%, 9/1/28	250,000	244,698
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	500,000	498,110
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	500,000	501,255
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,450,000	1,475,535
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	1,790,000	1,402,948
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	1,000,000	903,580
San Ramon California Public Financing Authority Tax Allocation
Bonds, 5.65%, 2/1/21	1,775,000	1,750,345
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,485,270
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.29%, 8/1/14	170,000	168,536
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.65%, 12/1/08	745,000	737,669
3.90%, 12/1/09	1,150,000	1,132,532
St. Paul Minnesota Sales Tax Revenue Bonds, 5.65%, 11/1/17	1,295,000	1,298,082

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	$1,500,000	$1,388,670
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.125%, 9/1/20	665,000	676,152
West Bend Wisconsin Joint School District GO Bonds,
5.46%, 4/1/21	750,000	747,165
West Contra Costa California Unified School District Revenue
Bonds, 4.90%, 1/1/15	555,000	536,535
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	963,980

Total Taxable Municipal Obligations (Cost $70,706,743)		70,212,218

High Social Impact Investments - 0.8%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/10 (b)(i)(r)	5,016,666	4,902,687

Total High Social Impact Investments (Cost $5,016,666)		4,902,687

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 3.75%, 11/30/07 (b)(k)	50,000	49,845
First American Credit Union, 5.35%, 12/26/07 (b)(k)	92,000	91,595
Native American Credit Union, 4.25%, 11/13/07 (b)(k)	92,000	91,678
ShoreBank & Trust Co., 4.80%, 12/6/07 (b)(k)	100,000	99,610

Total Certificates of Deposit (Cost $334,000)		332,728

TOTAL INVESTMENTS (Cost $569,942,340) - 99.8%		605,408,236
Other assets and liabilities, net - 0.2%		1,078,770
Net Assets - 100%		$606,487,006

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 17,299,504 shares outstanding		$482,252,332
Class B: 795,515 shares outstanding		23,374,327
Class C: 984,209 shares outstanding		28,682,805
Class I: 275,659 shares outstanding		7,941,074
Undistributed net investment income (loss)		(617,630)
Accumulated net realized gain (loss) on investments		29,365,559
Net unrealized appreciation (depreciation) on investments		35,488,539

Net Assets		$606,487,006

Net Asset Value per Share
Class A (based on net assets of $542,659,118)		$31.37
Class B (based on net assets of $24,766,620)		$31.13
Class C (based on net assets of $30,339,882)		$30.83
Class I (based on net assets of $8,721,386)		$31.64

	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Futures
Purchased:
2 Year U.S. Treasury Notes	150	12/07	$31,057,031	($11,944)
10 Year U.S. Treasury Notes	255	12/07	27,866,719	16,805
Total Purchased				$4,861

Sold:
U.S. Treasury Bonds	104	12/07	$11,579,750	$17,782
Total Sold				$17,782

See notes to statements of net assets and notes to financial statements.

Bond Portfolio
Statement of Net Assets
September 30, 2007
	Principal
Corporate Bonds - 61.9%	Amount	Value
ACLC Business Loan Receivables Trust, 6.403%, 10/15/21 (e)(r)	$324,850	$314,459
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	1,000,000	1,078,747
6.585% to 6/15/12, floating rate thereafter to 6/15/49 (e)(r)	3,250,000	3,136,265
7.30%, 10/14/49 (e)	2,000,000	1,971,360
Alliance Mortgage Investments:
12.61%, 6/1/10 (r)(x)	481,681	-
15.36%, 12/1/10 (r)(y)	207,840	-
American National Red Cross:
5.33%, 11/15/08	3,000,000	3,015,630
5.32%, 11/15/09	2,500,000	2,521,225
5.316%, 11/15/10	2,410,000	2,442,680
5.392%, 11/15/12	2,000,000	2,034,900
5.567%, 11/15/17	2,000,000	2,036,560
APL Ltd., 8.00%, 1/15/24	600,000	556,500
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	1,011,588
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	3,500,000	700,000
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	3,475,000	3,417,454
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	2,655,000	2,996,875
BAC Capital Trust XV, 6.38%, 6/1/56 (r)	7,000,000	6,480,762
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	5,000,000	5,037,650
Bank One Corp., 2.625%, 6/30/08	5,000,000	4,913,809
Bank One Texas, 6.25%, 2/15/08	2,080,000	2,088,471
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	5,000,000	5,200,000
BF Saul, 7.50%, 3/1/14	1,250,000	1,206,250
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	1,000,000	965,000
CAM US Finance SA Sociedad Unipersonal,
5.506%, 2/1/10 (e)(r)	2,000,000	1,981,110
Camp Pendleton & Quantico Housing LLC:
6.165%, 10/1/50 (e)	1,000,000	1,005,710
5.937%, 10/1/43 (e)	300,000	298,319
Cardinal Health, Inc., 5.63%, 10/2/09 (e)(r)	1,250,000	1,249,692
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,535,780	2,501,707
Chesapeake Energy Corp., 6.50%, 8/15/17	1,085,000	1,059,231
Chevy Chase Bank FSB, 6.875%, 12/1/13	1,000,000	987,459
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter to
3/15/67 (r)	2,725,000	2,262,540
Clinic Building LLC VRDN, 5.18%, 2/1/23 (r)	2,325,000	2,325,000
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 8/15/12 (r)	7,000,000	7,105,490
College Loan Corp Trust, 6.25%, 3/1/42 (e)(r)	28,000,000	28,000,000
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	2,000,000	2,042,109
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/31/49 (e)(r)	9,000,000	8,396,492
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	3,973,548
5.245%, 11/15/36 (e)	4,000,000	3,995,760

	Principal
Corporate Bonds - Cont'd	Amount	Value
Crystal Clinic, VRDN 5.18%, 4/1/20 (r)	$6,260,000	$6,260,000
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter
to 6/1/37 (r)	3,000,000	2,910,879
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,078,877
Discover Financial Services, 6.234%, 6/11/10 (e)(r)	6,500,000	6,286,268
Education Loan Asset-Backed Trust:
6.33%, 2/1/43 (e)(r)	4,000,000	4,000,000
6.35%, 2/1/43 (e)(r)	20,000,000	20,000,000
6.62%, 2/1/43 (e)(r)	5,000,000	5,000,000
6.70%, 2/1/43 (e)(r)	6,625,000	6,625,000
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	7,300,000	6,624,493
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,001,839
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	3,500,000	3,422,160
Glitnir banki HF:
5.52%, 10/15/08 (e)(r)	8,000,000	8,000,176
5.80%, 1/21/11 (e)(r)	1,000,000	1,000,034
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	750,000	780,968
6.375%, 9/25/12 (e)	3,250,000	3,256,453
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	978,080
Global Signal Trust III, 5.361%, 2/15/36 (e)	1,500,000	1,503,390
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	5,000,000	5,068,650
Goldman Sachs Group, Inc., 5.54%, 2/6/12 (r)	2,950,000	2,891,091
Great River Energy:
5.829%, 7/1/17 (e)	2,000,000	2,044,520
6.254%, 7/1/38 (e)	5,500,000	5,716,920
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to
9/29/49 (e)(r)	5,000,000	4,426,230
Health Care Property Investors, Inc., 6.144%, 9/15/08 (r)	3,000,000	2,987,401
HRPT Properties Trust, 6.294%, 3/16/11 (r)	2,000,000	1,976,860
HSBC Finance Corp.:
5.836%, 2/15/08	6,000,000	6,011,355
4.45%, 9/15/08	3,000,000	2,980,467
Impac CMB Trust:
5.401%, 5/25/35 (r)	1,590,919	1,585,845
5.451%, 8/25/35 (r)	1,226,314	1,220,643
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	3,000,000	2,949,335
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,500,000	2,404,050
JPMorgan Chase & Co., 4.17%, 10/28/08 (r)	6,725,000	6,722,979
Kaupthing Bank HF:
6.06%, 1/15/10 (e)(r)	1,000,000	1,009,541
5.75%, 10/4/11 (e)	2,000,000	2,049,628
LB-UBS Commercial Mortgage Trust, 6.41%, 12/15/19	1,277,989	1,279,625
Leucadia National Corp.:
7.00%, 8/15/13	1,095,000	1,048,463
8.125%, 9/15/15	6,000,000	6,033,539
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	22,065
8.30%, 12/1/37 (e)(m)*	3,500,000	26,250
M&I Marshall & Ilsley Bank, 5.85%, 12/4/12 (r)	1,000,000	1,000,831
Mcguire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	1,500,000	1,425,960

	Principal
Corporate Bonds - Cont'd	Amount	Value
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	$1,250,000	$1,166,100
National Collegiate Student Loan Trust, 6.30%, 2/25/23 (r)	35,750,000	35,750,000
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	1,500,000	1,523,489
6.90%, 10/1/37	1,300,000	1,363,661
NextStudent Master Trust I, 6.50%, 9/1/42 (e)(r)	20,000,000	20,000,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	5,580,000	5,531,956
Orkney Re II plc, Series B, 8.36%, 12/21/35 (b)(e)(r)	1,700,000	1,615,000
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,750,000	2,599,410
Pacific Pilot Funding Ltd., 6.11%, 10/20/16 (e)(r)	978,338	978,043
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	1,500,000	1,545,751
Pioneer Natural Resources Co.:
5.875%, 7/15/16	4,500,000	4,043,469
6.65%, 3/15/17	8,000,000	7,463,832
Preferred Term Securities IX Ltd., 6.11%, 4/3/33 (e)(r)	959,500	959,548
Prudential Financial, Inc., 5.853%, 6/13/08 (r)	2,000,000	2,000,406
Reed Elsevier Capital, Inc., 6.024%, 6/15/10 (r)	3,500,000	3,489,141
Regions Financial Corp., 4.50%, 8/8/08	3,500,000	3,486,935
Residential Capital LLC, 6.107%, 6/9/08 (r)	19,000,000	17,432,500
Richmond County Capital Corp., 8.61%, 7/15/49 (e)	2,000,000	2,007,500
Salvation Army, 5.46%, 9/1/16	310,000	308,689
Sovereign Bancorp, Inc., 5.901%, 3/1/09 (r)	2,770,000	2,766,144
Sovereign Bank, 4.00%, 2/1/08	1,500,000	1,492,581
SPARCS Trust 99-1, Step 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (e)(r)	1,000,000	365,998
Student Loan Consolidation Center:
6.35%, 3/1/42 (e)(r)	5,000,000	4,999,800
6.60%, 3/1/42 (e)(r)	5,000,000	4,998,450
TIERS Trust, 8.45%, 12/1/17 (n)*	439,239	6,589
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (e)	3,300,000	949,537
2/15/45 (e)	68,351,384	9,237,006
Weyerhaeuser Co., 6.21%, 9/24/09 (r)	7,000,000	6,999,553
Whitney National Bank, 5.875%, 4/1/17	500,000	483,994

Total Corporate Bonds (Cost $416,422,257)		407,486,299

Taxable Municipal Obligations - 25.9%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	153,903
5.32%, 3/1/15	165,000	163,043
5.47%, 3/1/18	190,000	187,030
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/08	9,545,000	9,084,740
10/1/11	11,655,000	9,560,014
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	1,250,000	1,224,788
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	260,000	251,940
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,243,106
Zero Coupon, 6/1/12	1,530,000	1,211,974

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/13	$1,585,000	$1,189,210
5.58%, 8/1/13	1,085,000	1,104,367
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,160,860
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,332,305
5.01%, 8/1/15	700,000	683,424
Zero Coupon, 6/1/19	2,910,000	1,495,827
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	970,000	952,453
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	767,925
Chicago Illinois GO Bonds, 5.20%, 1/1/11	4,770,000	4,809,400
College Park Georgia Revenue Bonds, 5.581%, 1/1/10	4,350,000	4,415,946
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	2,910,000	2,929,060
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/14	1,975,000	1,338,872
12/1/19	280,000	137,164
12/1/20	700,000	319,809
12/1/21	700,000	301,140
12/1/24	620,000	223,119
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	1,635,000	1,717,241
Detroit Michigan GO Bonds, 5.15%, 4/1/25	2,500,000	2,291,900
El Paso Texas GO Bonds, 5.86%, 8/15/17	1,575,000	1,609,949
Elkhart Indiana Community Schools GO Bonds, 5.70%, 7/5/15	1,435,000	1,457,888
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,250,000	1,267,625
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20	845,000	817,554
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	1,340,000	1,298,996
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	895,000	882,166
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,265,000	1,280,307
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	3,330,000	3,331,232
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	4,000,000	4,070,600
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	1,000,000	953,430
Jackson & Williamson Counties Illinois GO Bonds, Zero Coupon:
12/1/18	180,000	93,906
12/1/19	180,000	87,660
12/1/20	180,000	81,711
12/1/22	180,000	71,867
12/1/23	180,000	67,545
12/1/24	180,000	62,955
Johnson City Tennessee Public Building Authority Revenue Bonds,
6.20%, 9/1/21	2,310,000	2,365,463
Kansas State Finance Development Authority Revenue Bonds,
4.372%, 5/1/12	2,250,000	2,180,295
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,000,000	1,006,870

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.76%, 12/1/17	$655,000	$654,443
Lawrence Township Indiana School District GO Bonds,
5.80%, 7/5/18	1,095,000	1,108,983
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,469,394
4.90%, 8/1/17	1,715,000	1,635,836
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	967,682
Malibu California Integrated Water Quality Improvement COPs,
5.64%, 7/1/21	1,160,000	1,153,307
Michigan State Revenue Bonds, 5.252%, 6/1/15	4,000,000	3,943,880
Monrovia California Redevelopment Agency Tax Allocation
Bonds, 5.30%, 5/1/17	1,160,000	1,146,440
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	880,000	849,878
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	1,500,000	1,445,985
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	485,000	495,069
Nevada Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	1,245,000	1,246,357
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,274,476
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,906,640
New York State MMC Corp. Revenue Bonds, 6.10%, 11/1/35 (r)	2,000,000	2,000,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	715,000	708,107
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	678,993
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.383%, 9/1/16	5,565,000	5,518,143
5.263%, 9/7/16	1,785,000	1,784,286
5.411%, 9/1/21	2,270,000	2,186,963
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	960,520
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
5.05%, 10/1/11	1,455,000	1,453,691
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	7,000,000	5,534,830
6/30/14	2,500,000	1,761,675
6/30/18	1,195,000	655,625
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	3,355,000	3,359,898
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	6,000,000	5,969,580
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	1,000,000	955,610
Pierce County Washington Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	452,000	447,480
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	6,000,000	6,040,800
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	1,052,230
Pomona California Public Finance Authority Tax Allocation
Revenue Bonds, 5.23%, 2/1/16	2,285,000	2,292,449
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	62,138
8/1/19	135,000	65,232
8/1/20	145,000	65,253
8/1/21	160,000	67,437

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.90%, 9/1/28	$500,000	$489,395
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	1,000,000	996,220
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	1,000,000	1,002,510
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	2,905,000	2,956,157
San Diego County California PO Revenue Bonds,
0.01%, 8/15/12	4,000,000	3,135,080
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.10%, 8/1/20	2,555,000	2,432,181
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,475,450
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.33%, 8/1/16	445,000	436,705
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.20%, 12/1/07	1,295,000	1,292,488
4.20%, 12/1/10	1,235,000	1,216,055
Shawano-Gresham Wisconsin School District GO Bonds,
5.94%, 3/1/17	825,000	835,692
Sonoma County California PO Bonds, 6.625%, 6/1/13	2,710,000	2,848,346
St. Paul Minnesota Sales Tax Revenue Bonds, 6.125%, 11/1/25	3,475,000	3,489,039
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	569,632
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,851,560
Vacaville California Redevelopment Agency Housing Tax Allocation
Bonds, 6.00%, 9/1/18	1,185,000	1,207,882
Vigo County Indiana Redevelopment Authority Economic
Development Revenue Bonds, 4.96%, 8/1/14	530,000	520,004
West Bend Wisconsin Joint School District No. 1 GO Bonds,
5.46%, 4/1/21	1,270,000	1,265,199
West Contra Costa California Unified School District
Revenue Bonds:
4.71%, 1/1/11	455,000	450,778
4.76%, 1/1/12	475,000	468,317
4.82%, 1/1/13	500,000	489,520
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	1,655,000	1,594,377

Total Taxable Municipal Obligations (Cost $170,257,877)		170,180,476

U.S. Government Agencies
And Instrumentalities - 10.5%
Fannie Mae, 5.50%, 12/25/16	2,190,188	2,185,995
Federal Home Loan Bank:
5.00%, 10/26/07 (r)	7,000,000	7,000,153
Zero Coupon, 12/28/07 (r)	5,000,000	4,850,000
Federal Home Loan Bank Discount Notes, 10/1/07	39,400,000	39,400,000
Freddie Mac:
4.125%, 7/12/10	3,000,000	2,980,181
5.125%, 12/15/13	9,440,135	9,390,740

U.S. Government Agencies	Principal
And Instrumentalities - Cont'd	Amount	Value
Small Business Administration:
5.038%, 3/10/15	$931,641	$918,350
4.94%, 8/10/15	2,247,178	2,215,629

Total U.S. Government Agencies and Instrumentalities (Cost $69,132,909)		68,941,048

High Social Impact Investments - 0.3%
Calvert Social Investment Foundation Notes,
3.00%, 7/1/09 (b)(i)(r)	2,087,392	2,039,966

Total High Social Impact Investments (Cost $2,087,392)		2,039,966

Equity Securities - 1.3%	Shares
Conseco, Inc. *	143,839	2,301,424
MFH Financial Trust I, Preferred (e)	20,000	2,045,000
Roslyn Real Estate Asset Corp., Preferred	17	1,714,344
WoodBourne Pass-Through Trust, Preferred (e)	25	2,510,937

Total Equity Securities (Cost $8,842,814)		8,571,705

TOTAL INVESTMENTS (Cost $666,743,249) - 99.9%		657,219,494
Other assets and liabilities, net - 0.1%		500,470
Net Assets - 100%		$657,719,964

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 28,500,315 shares outstanding		$454,917,692
Class B: 936,620 shares outstanding		14,917,545
Class C: 2,286,341 shares outstanding		36,210,394
Class I: 9,589,176 shares outstanding		151,588,909
Undistributed net investment income (loss)		(89,569)
Accumulated net realized gain (loss) on investments		9,443,159
Net unrealized appreciation (depreciation) on investments		(9,268,166)

Net Assets		$657,719,964

Net Asset Value per Share
Class A (based on net assets of $453,813,090)		$15.92
Class B (based on net assets of $14,833,579)		$15.84
Class C (based on net assets of $36,201,955)		$15.83
Class I (based on net assets of $152,871,340)		$15.94

See notes to statements of net assets and notes to financial statements.

	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Futures
Purchased:
2 Year U.S. Treasury Notes	300	12/07	$62,114,063	($23,887)
10 Year U.S. Treasury Notes	1,145	12/07	125,127,031	281,610
Total Purchased				$257,723

Sold:
U.S. Treasury Bonds	173	12/07	$19,262,469	($2,134)
Total Sold				($2,134)

See notes to statements of net assets and notes to financial statements.

Equity Portfolio
Statement of Net Assets
September 30, 2007

EQUITY SECURITIES - 96.9%	Shares	Value
Biotechnology - 3.0%
Amgen, Inc.*	250,000	$14,142,500
Novartis AG (ADR)	500,000	27,480,000
		41,622,500

Capital Markets - 7.0%
A.G. Edwards, Inc.	175,000	14,656,250
Bank of New York Mellon Corp.	700,000	30,898,000
Charles Schwab Corp.	500,000	10,800,000
Goldman Sachs Group, Inc.	70,000	15,171,800
SEI Investments Co.	900,000	24,552,000
		96,078,050

Chemicals - 3.9%
Air Products & Chemicals, Inc.	380,000	37,148,800
Ecolab, Inc.	350,000	16,520,000
		53,668,800

Commercial Banks - 2.2%
Synovus Financial Corp.	450,000	12,622,500
Wachovia Corp.	350,000	17,552,500
		30,175,000

Communications Equipment - 7.0%
Cisco Systems, Inc.*	2,000,000	66,220,000
Nokia Oyj (ADR)	800,000	30,344,000
		96,564,000

Computers & Peripherals - 2.5%
Apple, Inc.*	120,000	18,424,800
Network Appliance, Inc.*	600,000	16,146,000
		34,570,800

Consumer Finance - 1.7%
American Express Co.	400,000	23,748,000

Electrical Equipment - 5.7%
Cooper Industries Ltd.	800,000	40,872,000
Emerson Electric Co.	700,000	37,254,000
		78,126,000

Electronic Equipment & Instruments - 1.0%
CDW Corp.	160,000	13,952,000

Energy Equipment & Services - 4.4%
FMC Technologies, Inc.*	1,040,000	59,966,400

EQUITY SECURITIES - Cont'd	Shares	Value
Food & Staples Retailing - 4.1%
Costco Wholesale Corp.	350,000	$21,479,500
Walgreen Co.	750,000	35,430,000
		56,909,500

Food Products - 1.0%
SYSCO Corp.	400,000	14,236,000

Gas Utilities - 2.1%
Questar Corp.	560,000	29,416,800

Health Care Equipment & Supplies - 11.6%
Medtronic, Inc.	850,000	47,948,500
Respironics, Inc.*	600,000	28,818,000
St. Jude Medical, Inc.*	700,000	30,849,000
Stryker Corp.	420,000	28,879,200
Varian Medical Systems, Inc.*	550,000	23,039,500
		159,534,200

Household Products - 6.4%
Colgate-Palmolive Co.	600,000	42,792,000
Procter & Gamble Co.	650,000	45,721,000
		88,513,000

Insurance - 4.1%
Aflac, Inc.	700,000	39,928,000
American International Group, Inc.	250,000	16,912,500
		56,840,500

Internet Software & Services - 1.3%
eBay, Inc.*	450,000	17,559,000

IT Services - 3.8%
Automatic Data Processing, Inc.	340,000	15,616,200
Cognizant Technology Solutions Corp.*	300,000	23,931,000
Fiserv, Inc.*	250,000	12,715,000
		52,262,200

Machinery - 3.6%
Deere & Co.	75,000	11,131,500
Dover Corp.	750,000	38,212,500
		49,344,000

Multiline Retail - 5.3%
Kohl's Corp.*	725,000	41,564,250
Target Corp.	500,000	31,785,000
		73,349,250

Office Electronics - 1.6%
Zebra Technologies Corp.*	600,000	21,894,000

Oil, Gas & Consumable Fuels - 1.4%
EOG Resources, Inc. (t)	275,000	19,890,750

EQUITY SECURITIES - Cont'd	Shares	Value
Pharmaceuticals - 1.0%
Johnson & Johnson	210,000	$13,797,000

Semiconductors & Semiconductor Equipment - 3.9%
Intel Corp.	800,000	20,688,000
Texas Instruments, Inc.	900,000	32,931,000
		53,619,000

Software - 3.9%
Citrix Systems, Inc.*	350,000	14,112,000
Microsoft Corp.	1,350,000	39,771,000
		53,883,000

Specialty Retail - 3.1%
Bed Bath & Beyond, Inc.*	500,000	17,060,000
Staples, Inc.	1,200,000	25,788,000
		42,848,000

Venture Capital - 0.3%
20/20 Gene Systems Inc., Warrants (strike price $.01/share,
expires 8/27/13) (b)(i)*	30,000	-
Cerionx Inc.:
Series A Preferred (a)(b)(i)*	351,864	706,297
Series A Preferred, Warrants (strike price $.01/share, expires
6/30/16) (b)(i)*	143,001	285,616
Chesapeake PERL, Inc.:
Series A-2 Preferred (b)(i)*	240,000	30,000
Series A-2 Preferred, Warrants (strike price $1.25/share, expires
7/31/09) (b)(i)*	75,000	-
Series A-2 Preferred, Warrants (strike price $1.25/share, expires
12/27/10) (b)(i)*	45,000	-
Cylex, Inc.:
Common Stock (b)(i)*	285,706	-
Series B Preferred (b)(i)*	1,134,830	162,526
Series C-1 Preferred (b)(i)*	2,542,915	897,140
Digital Directions International, Inc., Warrants (strike price
$1.50/share, expires 10/18/16) (b)(i)*	50,000	-
Earthanol, Inc., Series A Preferred (b)(i)*	213,527	152,672
Global Resource Options, Inc., Series A Preferred (a)(b)(i)*	750,000	750,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share, expires
10/10/12) (b)(i)*	1,104	673
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Marrone Organic Innovations, Inc., Series A Preferred (b)(i)*	240,761	200,000
Sword Diagnostics, Series B Preferred (b)(i)*	640,697	250,000
		3,866,043

Total Equity Securities (Cost $959,018,573)		1,336,233,793

	Adjusted
Limited Partnership Interest - 0.1%	Basis	Value
China Environment Fund 2004 (b)(i)*	$84,416	$55,763
SEAF India International Growth Fund LLC (b)(i)*	338,932	324,045
Sustainable Job Fund II (b)(i)*	225,000	199,040

Total Limited Partnership Interest (Cost $648,348)		578,848

	Principal
Corporate Bonds - 0.0%	Amount
20/20 Gene Systems Inc., 8.00%, 12/31/07 (b)(i)(w)	200,000	50,000
Digital Directions International, Inc., 8.00%, 10/18/09 (b)(i)	500,000	500,000

Total Corporate Bonds (Cost $700,000)		550,000

High Social Impact Investments - 0.5%
Calvert Social Investment Foundation Notes,
3.00%, 7/1/09 (b)(i)(r)	7,583,877	7,411,572

Total High Social Impact Investments (Cost $7,583,877)		7,411,572

U.S. Government Agencies
and Instrumentalities - 2.4%
Federal Home Loan Bank Discount Notes, 10/1/07	33,400,000	33,400,000

Total U.S. Government Agencies and Instrumentalities (Cost $33,400,000)		33,400,000

TOTAL INVESTMENTS (Cost $1,001,350,798) - 99.9%		1,378,174,213
Other assets and liabilities, net - 0.1%		977,675
Net Assets - 100%		$1,379,151,888

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,380,466 shares outstanding		$674,668,925
Class B: 2,345,794 shares outstanding		58,774,471
Class C: 3,452,553 shares outstanding		88,252,589
Class I: 3,990,982 shares outstanding		125,402,227
Accumulated net realized gain (loss) on investments		55,230,261
Net unrealized appreciation (depreciation) on investments		376,823,415

Net Assets		$1,379,151,888

Net Asset Value per Share
Class A (based on net assets of $1,000,991,728)		$41.06
Class B (based on net assets of $87,476,201)		$37.29
Class C (based on net assets of $119,917,044)		$34.73
Class I (based on net assets of $170,766,915)		$42.79

See notes to statements of net assets and notes to financial statements.

Enhanced Equity Portfolio
Statement of Net Assets
September 30, 2007

Equity Securities - 99.2%	Shares	Value
Aerospace & Defense - 0.4%
BE Aerospace, Inc.*	10,400	$431,912
Spirit Aerosystems Holdings, Inc.*	400	15,576
		447,488

Air Freight & Logistics - 2.5%
FedEx Corp.	6,500	680,875
United Parcel Service Inc., Class B	26,200	1,967,620
		2,648,495

Airlines - 0.5%
UAL Corp.*	10,500	488,565

Auto Components - 0.3%
Autoliv, Inc.	2,100	125,475
TRW Automotive Holdings Corp.*	7,400	234,432
		359,907

Beverages - 1.3%
PepsiCo, Inc.	18,600	1,362,636

Biotechnology - 1.1%
Gilead Sciences, Inc.*	27,300	1,115,751
Vertex Pharmaceuticals, Inc.*	1,500	57,615
		1,173,366

Capital Markets - 2.1%
Eaton Vance Corp.	1,900	75,924
Goldman Sachs Group, Inc.	10,040	2,176,070
		2,251,994

Chemicals - 0.2%
Lubrizol Corp.	3,200	208,192

Commercial Banks - 3.6%
US Bancorp	37,000	1,203,610
Wachovia Corp.	37,800	1,895,670
Wells Fargo & Co.	22,000	783,640
		3,882,920

Communications Equipment - 3.4%
Cisco Systems, Inc.*	86,800	2,873,948
CommScope, Inc.*	13,600	683,264
Motorola, Inc.	1,800	33,354
QUALCOMM, Inc.	600	25,356
		3,615,922

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - 5.3%
Apple, Inc.*	4,330	$664,828
Dell, Inc.*	27,300	753,480
Hewlett-Packard Co.	31,400	1,563,406
International Business Machines Corp.	23,100	2,721,180
		5,702,894

Consumer Finance - 1.1%
American Express Co.	19,500	1,157,715

Containers & Packaging - 0.2%
Bemis Co., Inc.	9,000	261,990
Sealed Air Corp.	300	7,668
		269,658

Diversified Financial Services - 5.9%
Bank of America Corp.	61,679	3,100,603
CIT Group, Inc.	22,300	896,460
JPMorgan Chase & Co.	50,084	2,294,849
		6,291,912

Diversified Telecommunication Services - 3.2%
AT&T, Inc.	79,938	3,382,177

Electric Utilities - 0.7%
Cleco Corp.	15,800	399,266
IDACORP, Inc.	12,400	405,976
		805,242

Electronic Equipment & Instruments - 1.6%
Avnet, Inc.*	25,800	1,028,388
AVX Corp.	40,000	644,000
		1,672,388

Energy Equipment & Services - 2.7%
Grant Prideco, Inc.*	23,600	1,286,672
Smith International, Inc.	5,900	421,260
Superior Energy Services, Inc*	20,600	730,064
Tidewater, Inc.	7,200	452,448
Unit Corp.*	200	9,680
		2,900,124

Food & Staples Retailing - 0.1%
CVS Caremark Corp.	2,061	81,677

Food Products - 2.4%
General Mills, Inc.	27,200	1,577,872
H.J. Heinz Co.	1,400	64,680
Kellogg Co.	16,600	929,600
		2,572,152

Gas Utilities - 1.4%
Questar Corp.	29,400	1,544,382

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 0.5%
Intuitive Surgical, Inc.*	400	$92,000
Kinetic Concepts, Inc.*	6,700	377,076
Medtronic, Inc.	500	28,205
		497,281

Health Care Providers & Services - 8.0%
AmerisourceBergen Corp.	21,500	974,595
Cardinal Health, Inc.	25,050	1,566,377
Cigna Corp.	27,800	1,481,462
Express Scripts Inc.*	31,900	1,780,658
McKesson Corp.	28,900	1,699,031
WellCare Health Plans, Inc.*	10,700	1,128,101
		8,630,224

Hotels, Restaurants & Leisure - 0.7%
Darden Restaurants, Inc.	19,300	807,898

Household Durables - 1.3%
Whirlpool Corp.	15,300	1,363,230

Household Products - 3.9%
Colgate-Palmolive Co.	8,800	627,616
Kimberly-Clark Corp.	11,000	772,860
Procter & Gamble Co.	39,137	2,752,897
		4,153,373

Industrial Conglomerates - 2.0%
3M Co.	22,400	2,096,192

Insurance - 5.0%
ACE Ltd.	6,200	375,534
American International Group, Inc.	21,000	1,420,650
American Physicians Capital, Inc.	500	19,480
Chubb Corp.	15,800	847,512
Hartford Financial Services Group, Inc.	5,400	499,770
Lincoln National Corp.	4,900	323,253
Phoenix Co's, Inc.	2,000	28,220
Prudential Financial, Inc.	400	39,032
The Travelers Co's, Inc.	34,600	1,741,764
XL Capital Ltd.	800	63,360
		5,358,575

Internet & Catalog Retail - 0.8%
Amazon.Com, Inc.*	7,340	683,721
Gaiam, Inc.*	5,500	132,165
		815,886

Internet Software & Services - 0.9%
Google, Inc.*	1,800	1,021,086

Equity Securities - Cont'd	Shares	Value
IT Services - 1.8%
Acxiom Corp.	6,100	$120,719
Automatic Data Processing, Inc.	19,200	881,856
Mastercard, Inc.	1,900	281,143
Western Union Co.	32,300	677,331
		1,961,049

Machinery - 6.8%
Cummins, Inc.	12,900	1,649,781
Danaher Corp.	15,900	1,315,089
Illinois Tool Works, Inc.	20,040	1,195,186
Parker Hannifin Corp.	12,700	1,420,241
Terex Corp.*	18,700	1,664,674
		7,244,971

Media - 4.0%
Cox Radio, Inc.*	2,300	30,015
Gray Television, Inc.	4,700	39,903
Liberty Global, Inc.*	100	4,102
McGraw-Hill Co.'s, Inc.	25,600	1,303,296
Omnicom Group, Inc.	10,600	509,754
Time Warner, Inc.	106,700	1,959,012
Warner Music Group Corp.	41,500	419,150
XM Satellite Radio Holdings, Inc.*	2,200	31,174
		4,296,406

Metals & Mining - 1.2%
Reliance Steel & Aluminum Co.	23,600	1,334,344

Multiline Retail - 0.4%
Dollar Tree Stores, Inc.*	8,000	324,320
Target Corp.	1,800	114,426
		438,746

Multi-Utilities - 3.0%
Black Hills Corp.	23,300	955,766
MDU Resources Group, Inc.	43,100	1,199,904
NiSource, Inc.	56,900	1,089,066
OGE Energy Corp.	700	23,170
		3,267,906

Office Electronics - 0.1%
Xerox Corp.*	4,300	74,562

Oil, Gas & Consumable Fuels - 4.9%
Cheniere Energy, Inc.*	6,500	254,605
Chesapeake Energy Corp.	47,900	1,688,954
EOG Resources, Inc.	20,600	1,489,998
Overseas Shipholding Group, Inc.	40	3,073
Spectra Energy Corp.	7,900	193,392
St Mary Land & Exploration Co.	2,100	74,907
World Fuel Services Corp.	11,100	452,991
XTO Energy, Inc.	17,942	1,109,533
		5,267,453

Equity Securities - Cont'd	Shares	Value
Pharmaceuticals - 4.1%
Johnson & Johnson	30,400	$1,997,280
Pfizer, Inc.	96,300	2,352,609
		4,349,889

Real Estate Investment Trusts - 0.1%
HRPT Properties Trust	6,500	64,285

Road & Rail - 0.3%
Avis Budget Group, Inc.*	16,600	379,974

Semiconductors & Semiconductor Equipment - 2.6%
Applied Materials, Inc.	3,900	80,730
Intel Corp.	80,400	2,079,144
Lam Research Corp.*	9,500	505,970
Micron Technology, Inc.*	2,800	31,080
Photronics, Inc.*	10,900	124,369
		2,821,293

Software - 3.1%
Microsoft Corp.	112,300	3,308,358

Specialty Retail - 2.5%
Gap, Inc.	14,725	271,529
Home Depot, Inc.	55,100	1,787,444
Lowe's Co.'s, Inc.	3,000	84,060
Staples, Inc.	26,950	579,155
		2,722,188

Textiles, Apparel & Luxury Goods - 0.9%
CROCS, Inc.*	14,100	948,225

Thrifts & Mortgage Finance - 0.2%
Freddie Mac	1,300	76,713
Washington Mutual, Inc.	4,125	145,654
		222,367

Wireless Telecommunication Services - 0.1%
Centennial Communications Corp.*	12,100	122,452

Total Equity Securities (Cost $94,414,471)		106,388,019

TOTAL INVESTMENTS (Cost $94,414,471) - 99.2%		106,388,019
Other assets and liabilities, net - 0.8%		829,478
Net Assets - 100%		$107,217,497

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,182,745 shares outstanding		$51,424,158
Class B: 387,684 shares outstanding		5,549,225
Class C: 536,091 shares outstanding		8,824,464
Class I: 1,193,245 shares outstanding		23,592,779
Undistributed net investment income		478,707
Accumulated net realized gain (loss) on investments		5,374,616
Net unrealized appreciation (depreciation) on investments		11,973,548

Net Assets		$107,217,497

Net Asset Value Per Share
Class A (based on net assets of $65,209,295)		$20.49
Class B (based on net assets of $7,256,761)		$18.72
Class C (based on net assets of $10,088,891)		$18.82
Class I (based on net assets of $24,662,550)		$20.67

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred per conditions of the Supplemental Indenture until October 31, 2007. At September 30, 2007 accumulated deferred interest totaled $1,252,126 and includes interest accrued since and due on October 1, 2003. During the period, the Balanced Portfolio stopped accruing interest on this security. Subsequent to period end, the conditions of the Supplemental Indenture have been extended.

(h) Represents rate in effect at September 30, 2007, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of September 30, 2007, the prime rate was 7.75%.

(i) Restricted securities represent 2.7% of the net assets for Balanced Portfolio, 0.3% for Bond Portfolio, and 0.9% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006, February 2007 and August of 2007. This security is no longer accruing interest. During the period $194,292 and $148,172 was written off in the Balanced and Bond Portfolios, respectively.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 45,000 shares of Bank of America Corp. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 35,000 shares of EOG Resources, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bonds was marked down to $0. $3,914 and $4,893 of accrued interest was written off for Balanced and Bond, respectively.

(y) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bonds was marked down to $0 and $2,572 of accrued interest written off.

(w) Security is in default and is no longer accruing interest.

* Non-income producing security.

See notes to financial statements.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depositary Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
C/LOC: Confirming Letter of Credit	COPs: Certificates of Participation
LOC: Letter of Credit	FGIC: Financial Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension obligation
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SO: Special Obligation
SPI: Securities Purchase, Inc.
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date

See notes to financial statements.

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Agraquest, Inc., Series B Preferred	02/26/97	$200,001
Agraquest, Inc., Series C Preferred	03/11/98	200,000
Agraquest, Inc., Series H Preferred	05/25/05 - 01/11/07	316,894
Angels With Attitude LLC	08/28/00 - 04/30/03	200,000
Calvert Social Investment Foundation Notes	07/02/07	5,016,666
CFBanc Corp.	03/14/03	270,000
CitySoft Note I	09/04/07	297,877
CitySoft Note II	09/04/07	32,500
CitySoft Note III	09/04/07	25,000
CitySoft Note IV	09/04/07	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/31/12)	11/22/02	-
(strike price $0.01/share, expires 10/15/12)	05/04/04	-
(strike price $0.01/share, expires 10/15/12)	11/22/02	-
(strike price $0.14/share, expires 10/15/12)	11/22/02	-
(strike price $0.28/share, expires 10/15/12)	11/22/02	-
(strike price $0.01/share, expires 02/28/13)	04/11/03	-
(strike price $0.14/share, expires 02/28/13)	04/11/03	-
(strike price $0.28/share, expires 02/28/13)	04/11/03	-
(strike price $0.01/share, expires 05/31/13)	07/15/03	-
(strike price $0.14/share, expires 05/31/13)	07/15/03	-
(strike price $0.28/share, expires 05/31/13)	07/15/03	-
(strike price $0.01/share, expires 08/31/13)	09/09/03	-
(strike price $0.14/share, expires 08/31/13)	09/09/03	-
(strike price $0.28/share, expires 08/31/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	03/11/05	-
(strike price $0.01/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	05/04/04	-
(strike price $0.14/share, expires 09/4/13)	09/09/03	-
(strike price $0.28/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 11/30/13)	01/16/04	-
(strike price $0.14/share, expires 11/30/13)	01/16/04	-
(strike price $0.28/share, expires 11/30/13)	01/16/04	-
(strike price $0.01/share, expires 4/21/14)	03/11/05	-
Coastal Venture Partners	06/07/96 - 06/22/00	161,687
Commons Capital	02/15/01 - 05/14/07	400,398
Environmental Private Equity Fund II	04/26/07	18,422
First Analysis Private Equity Fund IV	02/25/02 - 09/06/07	520,660
GEEMF Partners	02/28/97	-
Global Environment Emerging Markets Fund	01/14/94 - 12/01/95	-
H2Gen Innovations Common Stock	11/04/04	-
H2Gen Innovations Common Warrants	11/06/03 - 02/02/04	-
H2Gen Innovations, Inc., Series A Preferred	11/04/04	251,496
H2Gen Innovations, Inc., Series A Preferred, Warrants	11/07/02	-
H2Gen Innovations, Inc., Series B Preferred	11/06/03 - 10/21/04	161,759
H2Gen Innovations, Inc., Series C Preferred	06/1/06	52,886
Hayes Medical Common Stock	02/10/05	504,331
Hayes Medical Series A-1 Preferred Stock	08/19/05	4,417
Hayes Medical Series B Preferred Stock	02/10/06	139,576
Hayes Medical Series C Preferred Stock	02/10/06	120,342

Balanced Portfolio
Restricted Securities (Cont'd)	Acquisition Dates	Cost
Inflabloc	12/29/03	$261,945
Infrastructure and Environmental Private Equity Fund III	04/16/97 - 02/12/01	493,425
KDM Development Corp.	11/03/99	742,414
Labrador Ventures III	08/11/98 - 04/02/01	360,875
Labrador Ventures IV	12/14/99 - 08/27/07	913,364
Micro Finance Bank of Azerbaijan	08/29/07	500,000
Milepost Ventures	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC	01/08/03 - 07/18/07	225,646
Pharmadigm, Inc.	07/05/96 - 06/18/97	238,055
Plethora Technology, Inc:
Common Warrants	06/23/03-02/10/04	75,360
Series A Preferred	04/29/05-05/13/05	701,835
Series A Preferred Warrants:
(expires 6/9/13)	06/08/06	--
(expires 9/6/13)	11/03/06	--
Plethora Technology, Inc., Note	06/08/06	150,000
Promega Corporation Common Stock	08/11/89 - 08/10/94	22,371
Rose Smart Growth Fund, Note	04/10/06	1,000,000
Seventh Generation, Inc.	04/12/00 - 05/06/03	230,500
SMARTTHINKING, Inc., Series 1-A, Convertible
Preferred	04/22/03 - 05/27/05	159,398
SMARTTHINKING, Inc., Series 1-B, Convertible
Preferred	06/10/03	250,000
SMARTTHINKING, Inc., Series 1-B Preferred
Warrants	05/27/05	-
Solstice Capital	06/26/01 - 04/26/07	389,365
Utah Ventures	11/17/97 - 02/05/03	867,581
Venture Strategy Partners	08/21/98 - 02/26/03	206,058
Wild Planet Toys, Inc., Series B Preferred	07/12/94	200,000
Wild Planet Toys, Inc., Series E Preferred	04/09/98	180,725
Wind Harvest Co., Inc. Series A Preferred	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
Note	8/29/03	$200,000
Warrants	8/29/03	14,700
Calvert Social Investment Foundation Notes	7/3/06	7,583,877
Cerionx, Inc.:
Series A Preferred	6/30/06-1/30/07	714,384
Series A Preferred Warrants	6/30/06-1/30/07	285,616
Chesapeake PERL, Inc.:
Series A-2 Preferred	7/30/04 -9/8/06	300,000
Series A-2 Preferred Warrants (expires 7/31/09)	12/22/06	-
Series A-2 Preferred Warrants (expires 12/27/10)	12/22/06	-
China Environment Fund 2004 LP	9/15/05-7/17/07	84,416
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B Preferred	11/30/06	547,525
Series C-1 Preferred	11/30/06	471,342
Digital Directions International, Inc.:
Note	10/18/06	500,000
Warrants	10/18/06	-
Earthanol, Inc., Series A Preferred	1/25/07	152,672
Global Resource Options, Inc., Series A Preferred	9/18/06	750,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants	11/4/04	-
Series A Preferred	11/4/04	251,496
Series A Preferred Warrants	11/4/04	-
Series B Preferred	10/21/04-10/27/04	161,759
Series C Preferred	6/1/06	52,886
Marrone Organic Innovations, Inc., Series A Preferred Stock	4/25/2007	200,000
SEAF India International Growth Fund LLC	3/22/05-9/24/07	338,932
Sustainable Jobs Fund II LP	2/14/06-8/6/07	225,000
Sword Diagnostics Series B Preferred	12/26/06	250,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes	07/03/06	$2,087,392

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2007
	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$9,599,682	$12,473,107	$29,387,990
Dividend income (net of foreign taxes withheld of $0, $0, and $288, respectively)	--	6,442,781	623,762
Total investment income	9,599,682	18,915,888	30,011,752

Expenses:
Investment advisory fee	539,838	2,542,986	1,903,964
Transfer agency fees and expenses	395,503	1,038,044	862,730
Administrative fees	359,892	1,651,089	1,403,909
Distribution Plan expenses:
Class A	--	1,277,640	763,555
Class B	--	265,446	161,446
Class C	--	293,783	320,376
Trustees' fees and expenses	20,905	70,228	65,046
Custodian fees	16,853	137,634	111,849
Registration fees	24,604	46,114	69,568
Reports to shareholders	32,330	152,489	106,929
Professional fees	24,541	39,252	37,209
Miscellaneous	58,797	186,665	30,107
Total expenses	1,473,263	7,701,370	5,836,688
Reimbursement from Advisor:
Class I	--	(3,248)	--
Fees paid indirectly	(31,248)	(47,083)	(64,855)
Net expenses	1,442,015	7,651,039	5,771,833

Net Investment Income	8,157,667	11,264,849	24,239,919

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,628)	34,121,106	726,072
Foreign currency transactions	--	(79)	(72)
Futures	--	2,909,778	8,610,402
	(3,628)	37,030,805	9,336,402

Change in unrealized appreciation or
(depreciation) on:
Investments	--	(116,017)	(5,078,166)
Foreign currency transactions	--	(17)	(24)
Futures	--	245,728	739,051
	--	129,694	(4,339,139)

Net Realized and Unrealized
Gain (Loss) on Investments	(3,628)	37,160,499	4,997,263

Increase (Decrease) in Net Assets
Resulting From Operations	$8,154,039	$48,425,348	$29,237,182

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2007
	Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$2,338,615	$38,556
Dividend income (net of foreign taxes withheld of $69,299 and $0, respectively)	13,401,652	1,799,054
Total investment income	15,740,267	1,837,610

Expenses:
Investment advisory fee	6,574,688	592,936
Transfer agency fees and expenses	2,407,929	180,073
Administrative fees	2,475,638	139,753
Distribution Plan expenses:
Class A	2,383,271	161,381
Class B	923,853	80,515
Class C	1,150,063	92,560
Trustees' fees and expenses	153,236	11,697
Custodian fees	118,424	36,365
Registration fees	57,616	41,640
Reports to shareholders	324,860	28,986
Professional fees	62,567	20,668
Miscellaneous	120,319	6,953
Total expenses	16,752,464	1,393,527
Fees waived	--	(98,823)
Fees paid indirectly	(82,352)	(26,150)
Net expenses	16,670,112	1,268,554

Net Investment Income (Loss)	(929,845)	569,056

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	64,505,738	6,031,108
Change in unrealized appreciation or (depreciation)	122,521,104	910,758

Net Realized and Unrealized
Gain (Loss) on Investments	187,026,842	6,941,866

Increase (Decrease) in Net Assets
Resulting From Operations	$186,096,997	$7,510,922

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$8,157,667	$6,414,967
Net realized gain (loss)	(3,628)	(1,406)

Increase (Decrease) in Net Assets
Resulting From Operations	8,154,039	6,413,561

Distributions to shareholders from
Net investment income	(8,156,172)	(6,408,722)

Capital share transactions:
Shares sold	151,766,552	140,614,162
Reinvestment of distributions	7,994,721	6,267,054
Shares redeemed	(139,141,232)	(140,511,863)
Total capital share transactions	20,620,041	6,369,353

Total Increase (Decrease) in Net Assets	20,617,908	6,374,192

Net Assets
Beginning of year	166,592,030	160,217,838
End of year (including undistributed net investment income of $16,647 and $15,152, respectively)	$187,209,938	$166,592,030

Capital Share Activity
Shares sold	151,764,804	140,612,935
Reinvestment of distributions	7,994,721	6,267,054
Shares redeemed	(139,141,232)	(140,511,863)
Total capital share activity	20,618,293	6,368,126

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$11,264,849	$10,510,878
Net realized gain (loss)	37,030,805	25,741,963
Change in net unrealized appreciation or (depreciation)	129,694	(3,466,180)

Increase (Decrease) in Net Assets
Resulting From Operations	48,425,348	32,786,661

Distributions to shareholders from:
Net investment income:
Class A Shares	(10,026,373)	(8,257,102)
Class B Shares	(241,211)	(179,289)
Class C Shares	(286,774)	(178,850)
Class I Shares	(172,753)	(52,154)
Total distributions	(10,727,111)	(8,667,395)

Capital share transactions:
Shares sold:
Class A Shares	47,184,100	41,010,513
Class B Shares	2,512,399	3,431,432
Class C Shares	5,480,044	4,654,174
Class I Shares	3,151,736	5,179,485
Reinvestment of distributions:
Class A Shares	9,309,912	7,678,407
Class B Shares	214,017	157,471
Class C Shares	228,968	141,219
Class I Shares	172,753	52,154
Redemption Fees:
Class A Shares	1,603	6,064
Class B Shares	725	1,045
Class C Shares	210	76
Shares redeemed:
Class A Shares	(73,292,229)	(62,377,817)
Class B Shares	(7,476,918)	(5,539,048)
Class C Shares	(4,722,575)	(4,317,171)
Class I Shares	(1,384,988)	(212,693)
Total capital share transactions	(18,620,243)	(10,134,689)

Total Increase (Decrease) in Net Assets	19,077,994	13,984,577

Net Assets
Beginning of year	587,409,012	573,424,435
End of year (including distributions in excess of net investment income of $617,630 and $330,182, respectively)	$606,487,006	$587,409,012

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	1,525,141	1,429,297
Class B Shares	82,329	120,224
Class C Shares	181,461	164,769
Class I Shares	101,842	182,645
Reinvestment of distributions:
Class A Shares	301,086	265,723
Class B Shares	6,979	5,477
Class C Shares	7,536	4,961
Class I Shares	5,530	1,775
Shares redeemed:
Class A Shares	(2,374,341)	(2,175,021)
Class B Shares	(244,616)	(194,190)
Class C Shares	(156,467)	(152,953)
Class I Shares	(44,394)	(7,399)
Total capital share activity	(607,914)	(354,692)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$24,239,919	$15,715,113
Net realized gain (loss)	9,336,402	962,455
Change in net unrealized appreciation or (depreciation)	(4,339,139)	(746,197)

Increase (Decrease) in Net Assets
Resulting From Operations	29,237,182	15,931,371

Distributions to shareholders from:
Net investment income:
Class A Shares	(17,025,159)	(11,961,983)
Class B Shares	(559,913)	(566,638)
Class C Shares	(1,169,580)	(736,469)
Class I Shares	(5,756,054)	(2,419,730)
Net realized gain:
Class A Shares	(667,424)	(4,707,247)
Class B Shares	(32,600)	(343,184)
Class C Shares	(57,797)	(373,442)
Class I shares	(163,580)	(630,977)
Total distributions	(25,432,107)	(21,739,670)

Capital share transactions:
Shares sold:
Class A Shares	180,170,412	152,030,120
Class B Shares	1,974,132	2,799,182
Class C Shares	14,129,761	12,331,016
Class I Shares	83,464,510	51,898,733
Reinvestment of distributions:
Class A Shares	14,764,203	14,226,137
Class B Shares	474,380	720,575
Class C Shares	814,541	763,125
Class I Shares	5,765,220	2,555,650
Redemption Fees
Class A Shares	8,869	10,563
Class B Shares	785	108
Class C Shares	2,209	1,044
Class I Shares	309	--
Shares redeemed:
Class A Shares	(80,422,930)	(62,210,559)
Class B Shares	(4,841,837)	(4,494,744)
Class C Shares	(6,385,184)	(4,571,499)
Class I Shares	(12,018,240)	(8,746,461)
Total capital share transactions	197,901,140	157,312,990

Total Increase (Decrease) In Net Assets	201,706,215	151,504,691

Net Assets
Beginning of year	456,013,749	304,509,058
End of year (including distributions in excess of net investment income and undistributed net investment income of $89,569 and $180,151, respectively)	$657,719,964	$456,013,749

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	11,381,810	9,641,342
Class B Shares	125,249	178,026
Class C Shares	897,077	788,743
Class I Shares	5,268,922	3,297,475
Reinvestment of distributions:
Class A Shares	933,706	904,327
Class B Shares	30,149	45,966
Class C Shares	51,791	48,763
Class I Shares	364,267	162,618
Shares redeemed:
Class A Shares	(5,079,397)	(3,956,333)
Class B Shares	(307,492)	(287,432)
Class C Shares	(405,702)	(292,379)
Class I Shares	(759,046)	(554,713)
Total capital share activity	12,501,334	9,976,403

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($929,845)	($1,624,994)
Net realized gain (loss)	64,505,738	50,314,004
Change in net unrealized appreciation or (depreciation)	122,521,104	31,258,382

Increase (Decrease) in Net Assets
Resulting From Operations	186,096,997	79,947,392

Distributions to shareholders from:
Net realized gain:
Class A Shares	(38,799,889)	(14,503,159)
Class B Shares	(4,360,424)	(1,866,742)
Class C Shares	(5,458,634)	(2,070,445)
Class I shares	(5,482,443)	(2,211,269)
Total distributions	(54,101,390)	(20,651,615)

Capital share transactions:
Shares sold:
Class A Shares	153,379,527	176,379,714
Class B Shares	4,493,147	5,868,644
Class C Shares	14,829,105	15,101,597
Class I Shares	50,620,711	48,424,776
Reinvestment of distributions:
Class A Shares	36,064,357	13,424,975
Class B Shares	3,750,770	1,602,754
Class C Shares	4,195,253	1,604,063
Class I Shares	5,337,706	2,175,397
Redemption Fees:
Class A Shares	8,714	11,367
Class B Shares	536	172
Class C Shares	889	298
Class I Shares	6,754	254
Shares redeemed:
Class A Shares	(192,225,795)	(184,186,017)
Class B Shares	(24,601,005)	(20,539,843)
Class C Shares	(18,523,999)	(18,651,988)
Class I Shares	(66,696,147)	(29,060,358)
Total capital share transactions	(29,359,477)	12,155,805

Total Increase (Decrease) in Net Assets	102,636,130	71,451,582

Net Assets
Beginning of year	1,276,515,758	1,205,064,176
End of year	$1,379,151,888	$1,276,515,758

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

Equity Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	3,994,152	4,906,670
Class B Shares	128,902	176,817
Class C Shares	456,249	486,790
Class I Shares	1,277,491	1,309,682
Reinvestment of distributions:
Class A Shares	963,514	374,790
Class B Shares	109,576	48,348
Class C Shares	131,678	51,844
Class I Shares	137,428	58,938
Shares redeemed:
Class A Shares	(5,006,820)	(5,127,682)
Class B Shares	(701,155)	(619,939)
Class C Shares	(568,395)	(603,149)
Class I Shares	(1,681,686)	(784,029)
Total capital share activity	(759,066)	279,080

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$569,056	$286,847
Net realized gain (loss)	6,031,108	3,979,468
Change in net unrealized appreciation or (depreciation)	910,758	1,975,152

Increase (Decrease) in Net Assets
Resulting From Operations	7,510,922	6,241,467

Distributions to shareholders from:
Net investment income:
Class A Shares	(290,471)	(183,283)
Class I Shares	(59,529)	(6,295)
Net realized gain:
Class A Shares	(2,482,645)	(1,550,349)
Class B Shares	(367,558)	(286,135)
Class C Shares	(372,440)	(231,961)
Class I shares	(472,989)	(55,983)
Total distributions	(4,045,632)	(2,314,006)

Capital share transactions:
Shares sold:
Class A Shares	16,623,918	11,078,086
Class B Shares	1,137,129	864,503
Class C Shares	3,270,087	1,764,957
Class I Shares	14,485,562	8,067,927
Reinvestment of distributions:
Class A Shares	2,487,921	1,524,500
Class B Shares	320,696	248,186
Class C Shares	289,454	187,221
Class I Shares	532,512	62,278
Redemption Fees:
Class A Shares	398	1,443
Class B Shares	794	7
Class C Shares	18	2
Shares redeemed:
Class A Shares	(14,312,489)	(11,999,180)
Class B Shares	(2,605,946)	(2,351,093)
Class C Shares	(1,566,334)	(1,773,911)
Class I Shares	(398,360)	(366,830)
Total capital share transactions	20,265,360	7,308,096

Total Increase (Decrease) in Net Assets	23,730,650	11,235,557

Net Assets
Beginning of year	83,486,847	72,251,290
End of year (including undistributed net investment income of $478,707, and $281,353, respectively)	$107,217,497	$83,486,847

See notes to financial statements.

Enhanced Equity Portfolio (Cont'd)
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	821,690	584,574
Class B Shares	60,870	49,541
Class C Shares	174,698	100,316
Class I Shares	708,917	426,755
Reinvestment of distributions:
Class A Shares	124,641	81,311
Class B Shares	17,543	14,305
Class C Shares	15,766	10,748
Class I Shares	26,530	3,320
Shares redeemed:
Class A Shares	(701,718)	(638,979)
Class B Shares	(138,976)	(134,362)
Class C Shares	(83,745)	(101,439)
Class I Shares	(19,357)	(19,383)
Total capital share activity	1,006,859	376,707

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of September 30, 2007:

	Total Investments	% of Net Assets
Balanced	$17,648,964	2.9%
Bond	3,654,966	0.6%
Equity	12,406,463	0.9%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 71.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the year.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

Under the terms of the agreement $45,987, $207,953, $185,741, $550,729, and $43,173 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $72,261, $115,126, $111,238, $189,150, and $22,949 was payable at year end for operating expenses paid by the Advisor during September 2007 for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. For the year ended September 30, 2007, the Advisor waived $98,823 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008 for Money Market, Balanced Class I and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity Class I, .81%.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity's and .35% of Balanced, Bond and Equity's annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .24%, .20%, and .25%, respectively, of each Classes' average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity's annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes' average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses. Under the terms of the agreement $149,255, $114,706, $366,521 and $27,243 was payable at year end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2007: $177,326 for Balanced, $131,756 for Bond, $216,977 for Equity and $37,607 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement $15,229, $20,115, $10,833, $32,533, and $3,098 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

For its services, CSSI received fees of $183,522, $248,787, $127,590, $419,387, and $37,207 for the year ended September 30, 2007 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $30,658, $134,844, $134,540, $206,757 and $11,976 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$465,818,710	$1,147,154,063	$451,906,116	$72,353,878
Sales:	470,889,018	944,190,502	527,956,939	54,751,749

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at September 30, 2007 and net realized capital loss carryforwards as of September 30, 2007 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$186,640,330	$571,152,061	$667,060,529
Unrealized appreciation	--	66,537,738	3,014,350
Unrealized (depreciation)	--	(32,281,563)	(12,855,385)
Net appreciation/(depreciation)	--	34,256,175	(9,841,035)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$1,001,301,865	$94,783,367
Unrealized appreciation	382,337,339	15,229,995
Unrealized (depreciation)	(5,464,991)	(3,625,343)
Net appreciation/(depreciation)	376,872,348	11,604,652

Capital Loss Carryforwards
	Money
Expiration Date	Market	Equity
30-Sep-08	$41,585	--
30-Sep-10	14,601	$653,105
30-Sep-11	6,847	--
30-Sep-12	--	--
30-Sep-13	6,183	--
30-Sep-14	211	--
30-Sep-15	2,100	--
	$71,527	$653,105

Capital losses may be utilized to offset future capital gains until expiration. Equity's use of capital loss carryforwards acquired from Delaware Social Awareness Fund may be limited under certain tax provisions.

Money Market Portfolio intends to elect to defer net capital losses of $2,865 incurred from November 1, 2006 through September 30, 2007 and treat them as arising in the fiscal year ending September 30, 2008.

The tax character of dividends and distributions for the years ended September 30, 2007, and September 30, 2006 were as follows:

Money Market
Distributions from:	2007	2006
Ordinary income	$8,156,172	$6,408,722
Total	$8,156,172	$6,408,722

Balanced
Distributions paid from:	2007	2006
Ordinary income	$10,727,111	$8,667,395
Total	$10,727,111	$8,667,395

Bond
Distributions paid from:	2007	2006
Ordinary income	$25,102,231	$18,069,122
Long-term capital gain	329,876	3,670,548
Total	$25,432,107	$21,739,670

Equity
Distributions paid from:	2007	2006
Long-term capital gain	$54,101,390	$20,651,615
Total	$54,101,390	$20,651,615

Enhanced Equity
Distributions paid from:	2007	2006
Ordinary income	$350,000	$189,578
Long-term capital gain	3,695,632	2,124,428
Total	$4,045,632	$2,314,006

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money
	Market	Balanced	Bond
Undistributed ordinary income	$84,573	$762,644	$4,864,648
Undistributed long-term capital gain	--	29,411,938	5,209,982
Capital loss carryforward	(71,527)	--	--
Unrealized appreciation (depreciation)	--	34,256,175	(9,841,035)
Total	$13,046	$64,430,757	$233,595

		Enhanced
	Equity	Equity
Undistributed ordinary income	--	$478,707
Undistributed long-term capital gain	$55,834,434	5,743,513
Capital loss carryforward	(653,105)	--
Unrealized appreciation (depreciation)	376,872,348	11,604,652
Total	$432,053,677	$17,826,872

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Balanced Portfolio, the differences are due to passive foreign investment companies, Section 1256 contracts, partnerships, wash sales and interest defaults. For Bond Portfolio, the differences are due to Section 1256 contracts, wash sales, and interest defaults. For Enhanced Equity Portfolio, the difference is due to wash sales. For Equity Portfolio, the differences are due to wash sales and capital loss carryovers subject to limitations under Internal Revenue Code section 382. For Money Market Portfolio, the differences are due to post-October losses and distributions paid after fiscal year end.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Balanced Portfolio, the reclassifications are due to partnerships, real estate investment trusts, asset-backed securities, foreign currency transactions and tax-exempt securities. For Bond Portfolio, the reclassifications are due to foreign currency transactions, asset-backed securities, commission reimbursements and partnerships. For Enhanced Equity Portfolio, the reclassifications are due to real estate investment trusts. For Equity Portfolio, the reclassifications are due to partnerships and net operating losses.

	Balanced	Bond
Undistributed net investment income	($825,186)	$1,067
Accumulated net realized gain (loss)	707,441	(1,067)
Paid in capital	117,745	--

		Enhanced
	Equity	Equity
Undistributed net investment income	$929,845	($21,702)
Accumulated net realized gain (loss)	42,088	21,702
Paid in capital	(971,933)	--

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2007, such purchases and sales transactions and net realized gains on sales of securities were:

	Money
	Market	Balanced	Bond	Equity
Purchases	$112,259,000	--	--	$40,000,000
Sales	96,960,000	$2,291,225	$2,799,376	40,000,000
Net realized gains	--	41,225	89,376	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Equity Portfolio had $2,642,347 of outstanding borrowing at an interest rate of 5.75% at September 30, 2007. For the year ended September 30, 2007, borrowings by the Portfolios under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$6,895	5.86%	$995,101	April 2007
Bond	186,863	5.85%	12,430,242	July 2007
Equity	189,706	5.87%	16,325,676	March 2007

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$170,416
GEEMF Partners LP	--	300,550
Milepost Ventures LP	500,000	1
Plethora Technology, Inc.	701,835	--
TOTALS	$1,401,835	$470,967

Affiliated companies of the Equity Portfolio are as follows:

Affiliates	Cost	Value
Cerionx, Inc.	$714,384	$706,297
Global Resource Options, Inc.	750,000	750,000
TOTALS	$1,464,384	$1,456,297

Note F -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $440,000 and $1,279,078 for the Balanced and Equity Portfolios, respectively, at September 30, 2007.

Tax Information (Unaudited)

Bond, Enhanced Equity, and Equity Portfolios designate $329,876, $3,695,632 and $54,101,390 respectively, as capital gain dividends for the fiscal year ended 9/30/07.

For ordinary dividends distributed during the fiscal year, Balanced Portfolio designates 52.5% as qualifying for the corporate dividend-received deduction and 52.6% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

For ordinary dividends distributed during the fiscal year, Enhanced Equity Portfolio designates 100% as qualifying for the corporate dividend-received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)11.

Additional information will be provided to shareholders in January 2008 for use in preparing 2007 income tax returns.

Money Market Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.045	.039	.019
Distributions from
Net investment income	(.045)	(.039)	(.019)

Net asset value, ending	$1.00	$1.00	$1.00

Total return*	4.64%	3.97%	1.94%
Ratios to average net assets:A
Net investment income	4.53%	3.90%	1.91%
Total expenses	.82%	.86%	.91%
Expenses before offsets	.82%	.86%	.88%
Net expenses	.80%	.85%	.87%
Net assets, ending (in thousands)	$187,210	$166,592	$160,218

	Years Ended
	September 30,	September 30,
	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.004	.006
Distributions from
Net investment income	(.004)	(.006)
Net asset value, ending	$1.00	$1.00

Total return*	.44%	.63%
Ratios to average net assets:A
Net investment income	.44%	.63%
Total expenses	.91%	.90%
Expenses before offsets	.88%	.88%
Net expenses	.87%	.87%
Net assets, ending (in thousands)	$169,916	$181,788

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006 (z)	2005
Net asset value, beginning	$29.46	$28.25	$26.13
Income from investment operations
Net investment income	.60	.55	.44
Net realized and unrealized gain (loss)	1.88	1.12	2.08
Total from investment operations	2.48	1.67	2.52
Distributions from
Net investment income	(.57)	(.46)	(.40)
Total distributions	(.57)	(.46)	(.40)
Total increase (decrease) in net asset value	1.91	1.21	2.12
Net asset value, ending	$31.37	$29.46	$28.25

Total return*	8.47%	5.94%	9.68%
Ratios to average net assets:A
Net investment income	1.94%	1.90%	1.59%
Total expenses	1.20%	1.21%	1.22%
Expenses before offsets	1.20%	1.21%	1.22%
Net expenses	1.19%	1.20%	1.21%
Portfolio turnover	81%	73%	83%
Net assets, ending (in thousands)	$542,659	$525,740	$517,840

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$24.35	$21.44
Income from investment operations
Net investment income	.36	.38
Net realized and unrealized gain (loss)	1.77	2.87
Total from investment operations	2.13	3.25
Distributions from
Net investment income	(.35)	(.34)
Total distributions	(.35)	(.34)
Total increase (decrease) in net asset value	1.78	2.91
Net asset value, ending	$26.13	$24.35

Total return*	8.77%	15.28%
Ratios to average net assets:A
Net investment income	1.37%	1.67%
Total expenses	1.25%	1.25%
Expenses before offsets	1.25%	1.25%
Net expenses	1.25%	1.24%
Portfolio turnover	106%	175%
Net assets, ending (in thousands)	$486,255	$480,201

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007	2006 (z)	2005
Net asset value, beginning	$29.24	$28.05	$25.94
Income from investment operations
Net investment income	.28	.27	.17
Net realized and unrealized gain (loss)	1.89	1.10	2.06
Total from investment operations	2.17	1.37	2.23
Distributions from
Net investment income	(.28)	(.18)	(.12)
Total distributions	(.28)	(.18)	(.12)
Total increase (decrease) in net asset value	1.89	1.19	2.11
Net asset value, ending	$31.13	$29.24	$28.05

Total return*	7.45%	4.90%	8.62%
Ratios to average net assets:A
Net investment income	.99%	.95%	.60%
Total expenses	2.15%	2.16%	2.20%
Expenses before offsets	2.15%	2.16%	2.20%
Net expenses	2.14%	2.15%	2.20%
Portfolio turnover	81%	73%	83%
Net assets, ending (in thousands)	$24,767	$27,805	$28,592

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$24.18	$21.31
Income from investment operations
Net investment income	.11	.13
Net realized and unrealized gain (loss)	1.74	2.86
Total from investment operations	1.85	2.99
Distributions from
Net investment income	(.09)	(.12)
Total distributions	(.09)	(.12)
Total increase (decrease) in net asset value	1.76	2.87
Net asset value, ending	$25.94	$24.18

Total return*	7.63%	14.06%
Ratios to average net assets:A
Net investment income	.34%	.55%
Total expenses	2.27%	2.34%
Expenses before offsets	2.27%	2.34%
Net expenses	2.26%	2.34%
Portfolio turnover	106%	175%
Net assets, ending (in thousands)	$24,839	$19,670

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006 (z)	2005
Net asset value, beginning	$28.95	$27.79	$25.70
Income from investment operations
Net investment income	.32	.28	.18
Net realized and unrealized gain (loss)	1.85	1.07	2.04
Total from investment operations	2.17	1.35	2.22
Distributions from
Net investment income	(.29)	(.19)	(.13)
Total distributions	(.29)	(.19)	(.13)
Total increase (decrease) in net asset value	1.88	1.16	2.09
Net asset value, ending	$30.83	$28.95	$27.79

Total return*	7.53%	4.87%	8.67%
Ratios to average net assets:A
Net investment income	1.07%	.99%	.65%
Total expenses	2.07%	2.11%	2.16%
Expenses before offsets	2.07%	2.11%	2.16%
Net expenses	2.06%	2.10%	2.15%
Portfolio turnover	81%	73%	83%
Net assets, ending (in thousands)	$30,340	$27,547	$25,980

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$23.95	$21.12
Income from investment operations
Net investment income	.12	.13
Net realized and unrealized gain (loss)	1.73	2.82
Total from investment operations	1.85	2.95
Distributions from
Net investment income	(.10)	(.12)
Total distributions	(.10)	(.12)
Total increase (decrease) in net asset value	1.75	2.83
Net asset value, ending	$25.70	$23.95

Total return*	7.71%	14.02%
Ratios to average net assets:A
Net investment income	.39%	.59%
Total expenses	2.22%	2.31%
Expenses before offsets	2.22%	2.31%
Net expenses	2.22%	2.30%
Portfolio turnover	106%	175%
Net assets, ending (in thousands)	$21,819	$16,585

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006 (z)	2005 (x)
Net asset value, beginning	$29.70	$28.38	$27.47
Income from investment operations
Net investment income	.76	.64	.41
Net realized and unrealized gain (loss)	1.90	1.17	.87
Total from investment operations	2.66	1.81	1.28
Distributions from
Net investment income	(.72)	(.49)	(.37)
Total distributions	(.72)	(.49)	(.37)
Total increase (decrease) in net asset value	1.94	1.32	.91
Net asset value, ending	$31.64	$29.70	$28.38

Total return*	9.00%	6.43%	4.71%
Ratios to average net assets:A
Net investment income	2.40%	2.44%	1.94% (a)
Total expenses	.77%	1.07%	1.28% (a)
Expenses before offsets	.73%	.73%	.72% (a)
Net expenses	.72%	.72%	.72% (a)
Portfolio turnover	81%	73%	70%
Net assets, ending (in thousands)	$8,721	$6,317	$1,012

	Periods Ended
	June 30,	September 30,
Class I Shares	2003 (y)	2002
Net asset value, beginning	$21.33	$24.35
Income from investment operations
Net investment income	.38	.68
Net realized and unrealized gain (loss)	2.49	(3.01)
Total from investment operations	2.87	(2.33)
Distributions from
Net investment income	(.33)	(.69)
Net realized gains	--	--
Total distributions	(.33)	(.69)
Total increase (decrease) in net asset value	2.54	(3.02)
Net asset value, ending	$23.87	$21.33

Total return*	13.63%	(9.87%)
Ratios to average net assets:A
Net investment income	2.25% (a)	2.77%
Total expenses	.72% (a)	.72%
Expenses before offsets	.72% (a)	.72%
Net expenses	.72% (a)	.71%
Portfolio turnover	140%	192%
Net assets, ending (in thousands)	$0	$26,612

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$15.83	$16.18	$16.33
Income from investment operations
Net investment income	.69	.64	.47
Net realized and unrealized gain (loss)	.13	(.05)	.32
Total from investment operations	.82	.59	.79
Distributions from
Net investment income	(.70)	(.64)	(.48)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.73)	(.94)	(.94)
Total increase (decrease) in net asset value	0.09	(.35)	(.15)
Net asset value, ending	$15.92	$15.83	$16.18

Total return*	5.31%	3.82%	5.05%
Ratios to average net assets:A
Net investment income	4.41%	4.16%	3.00%
Total expenses	1.12%	1.14%	1.16%
Expenses before offsets	1.12%	1.14%	1.16%
Net expenses	1.11%	1.13%	1.16%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$453,813	$336,698	$237,396

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$16.29	$15.80
Income from investment operations
Net investment income	.45	.58
Net realized and unrealized gain (loss)	.48	.67
Total from investment operations	.93	1.25
Distributions from
Net investment income	(.45)	(.56)
Net realized gains	(.44)	(.20)
Total distributions	(.89)	(.76)
Total increase (decrease) in net asset value	.04	.49
Net asset value, ending	$16.33	$16.29

Total return*	5.97%	8.20%
Ratios to average net assets:A
Net investment income	2.82%	3.62%
Total expenses	1.19%	1.18%
Expenses before offsets	1.19%	1.18%
Net expenses	1.18%	1.17%
Portfolio turnover	244%	395%
Net assets, ending (in thousands)	$172,470	$148,791

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$15.76	$16.11	$16.27
Income from investment operations
Net investment income	.54	.50	.32
Net realized and unrealized gain (loss)	.12	(.05)	.31
Total from investment operations	.66	.45	.63
Distributions from
Net investment income	(.55)	(.50)	(.33)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.58)	(.80)	(.79)
Total increase (decrease) in net asset value	0.08	(.35)	(.16)
Net asset value, ending	$15.84	$15.76	$16.11

Total return*	4.29%	2.89%	4.03%
Ratios to average net assets:A
Net investment income	3.43%	3.17%	2.03%
Total expenses	2.09%	2.09%	2.11%
Expenses before offsets	2.09%	2.09%	2.11%
Net expenses	2.08%	2.08%	2.10%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$14,834	$17,154	$18,559

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$16.22	$15.75
Income from investment operations
Net investment income	.31	.43
Net realized and unrealized gain (loss)	.49	.66
Total from investment operations	.80	1.09
Distributions from
Net investment income	(.31)	(.42)
Net realized gains	(.44)	(.20)
Total distributions	(.75)	(.62)
Total increase (decrease) in net asset value	.05	.47
Net asset value, ending	$16.27	$16.22

Total return*	5.11%	7.13%
Ratios to average net assets:A
Net investment income	1.93%	2.70%
Total expenses	2.09%	2.08%
Expenses before offsets	2.09%	2.08%
Net expenses	2.08%	2.07%
Portfolio turnover	244%	395%
Net assets, ending (in thousands)	$17,605	$18,860

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$15.75	$16.09	$16.25
Income from investment operations
Net investment income	.56	.51	.34
Net realized and unrealized gain (loss)	.12	(.04)	.30
Total from investment operations	.68	.47	.64
Distributions from
Net investment income	(.57)	(.51)	(.34)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.60)	(.81)	(.80)
Total increase (decrease) in net asset value	0.08	(.34)	(.16)
Net asset value, ending	$15.83	$15.75	$16.09

Total return*	4.41%	3.01%	4.09%
Ratios to average net assets:A
Net investment income	3.61%	3.31%	2.13%
Total expenses	1.92%	1.99%	2.04%
Expenses before offsets	1.92%	1.99%	2.04%
Net expenses	1.91%	1.98%	2.03%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$36,202	$27,447	$19,276

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$16.21	$15.73
Income from investment operations
Net investment income	.31	.43
Net realized and unrealized gain (loss)	.48	.67
Total from investment operations	.79	1.10
Distributions from
Net investment income	(.31)	(.42)
Net realized gains	(.44)	(.20)
Total distributions	(.75)	(.62)
Total increase (decrease) in net asset value	.04	.48
Net asset value, ending	$16.25	$16.21

Total return*	5.06%	7.21%
Ratios to average net assets:A
Net investment income	1.94%	2.71%
Total expenses	2.07%	2.07%
Expenses before offsets	2.07%	2.07%
Net expenses	2.06%	2.06%
Portfolio turnover	244%	395%
Net assets, ending (in thousands)	$13,130	$11,320

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$15.85	$16.18	$16.33
Income from investment operations
Net investment income	.78	.73	.57
Net realized and unrealized gain (loss)	.13	(.04)	.31
Total from investment operations	.91	.69	.88
Distributions from
Net investment income	(.79)	(.72)	(.57)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.82)	(1.02)	(1.03)
Total increase (decrease) in net asset value	0.09	(.33)	(.15)
Net asset value, ending	$15.94	$15.85	$16.18

Total return*	5.89%	4.48%	5.63%
Ratios to average net assets:A
Net investment income	4.99%	4.77%	3.57%
Total expenses	.53%	.56%	.61%
Expenses before offsets	.53%	.56%	.61%
Net expenses	.52%	.55%	.60%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$152,871	$74,714	$29,278

	Years Ended
	September 30,	September 30,
Class I Shares	2004	2003
Net asset value, beginning	$16.29	$15.81
Income from investment operations
Net investment income	.55	.67
Net realized and unrealized gain (loss)	.48	.66
Total from investment operations	1.03	1.33
Distributions from
Net investment income	(.55)	(.65)
Net realized gains	(.44)	(.20)
Total distributions	(.99)	(.85)
Total increase (decrease) in net asset value	.04	.48
Net asset value, ending	$16.33	$16.29

Total return*	6.62%	8.74%
Ratios to average net assets:A
Net investment income	3.41%	4.14%
Total expenses	.61%	.61%
Expenses before offsets	.61%	.61%
Net expenses	.60%	.60%
Portfolio turnover	244%	395%
Net assets, ending (in thousands)	$17,324	$17,527

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$37.15	$35.38	$31.63
Income from investment operations
Net investment income (loss)	**	(.02)	.03
Net realized and unrealized gain (loss)	5.50	2.38	3.72
Total from investment operations	5.50	2.36	3.75
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	3.91	1.77	3.75
Net asset value, ending	$41.06	$37.15	$35.38

Total return*	15.23%	6.74%	11.86%
Ratios to average net assets:A
Net investment income (loss)	(.01%)	(.06%)	.08%
Total expenses	1.21%	1.23%	1.25%
Expenses before offsets	1.21%	1.23%	1.25%
Net expenses	1.21%	1.23%	1.24%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$1,000,992	$907,459	$858,873

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$29.43	$23.84
Income from investment operations
Net investment income (loss)	(.09)	(.06)
Net realized and unrealized gain (loss)	2.29	5.67
Total from investment operations	2.20	5.61
Distributions from
Net realized gains	--	(.02)
Total increase (decrease) in net asset value	2.20	5.59
Net asset value, ending	$31.63	$29.43

Total return*	7.48%	23.56%
Ratios to average net assets:A
Net investment income (loss)	(.32%)	(.26%)
Total expenses	1.25%	1.29%
Expenses before offsets	1.25%	1.29%
Net expenses	1.24%	1.29%
Portfolio turnover	17%	29%
Net assets, ending (in thousands)	$695,472	$530,322

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$34.15	$32.84	$29.61
Income from investment operations
Net investment income (loss)	(.33)	(.32)	(.24)
Net realized and unrealized gain (loss)	5.06	2.22	3.47
Total from investment operations	4.73	1.90	3.23
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	3.14	1.31	3.23
Net asset value, ending	$37.29	$34.15	$32.84

Total return*	14.28%	5.85%	10.91%
Ratios to average net assets:A
Net investment income (loss)	(.84%)	(.90%)	(.77%)
Total expenses	2.04%	2.06%	2.09%
Expenses before offsets	2.04%	2.06%	2.09%
Net expenses	2.04%	2.06%	2.09%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$87,476	$95,903	$105,189

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$27.78	$22.70
Income from investment operations
Net investment income (loss)	(.33)	(.25)
Net realized and unrealized gain (loss)	2.16	5.35
Total from investment operations	1.83	5.10
Distributions from
Net realized gains	--	(.02)
Total increase (decrease) in net asset value	1.83	5.08
Net asset value, ending	$29.61	$27.78

Total return*	6.59%	22.50%
Ratios to average net assets:A
Net investment income (loss)	(1.16%)	(1.12%)
Total expenses	2.09%	2.15%
Expenses before offsets	2.09%	2.15%
Net expenses	2.08%	2.15%
Portfolio turnover	17%	29%
Net assets, ending (in thousands)	$86,242	$70,824

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$31.89	$30.68	$27.64
Income from investment operations.
Net investment income (loss)	(.25)	(.26)	(.20)
Net realized and unrealized gain (loss)	4.68	2.06	3.24
Total from investment operations	4.43	1.80	3.04
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	2.84	1.21	3.04
Net asset value, ending	$34.73	$31.89	$30.68

Total return*	14.35%	5.93%	11.00%
Ratios to average net assets:A
Net investment income (loss)	(.76%)	(.82%)	(.69%)
Total expenses	1.96%	1.99%	2.01%
Expenses before offsets	1.96%	1.99%	2.01%
Net expenses	1.96%	1.98%	2.01%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$119,917	$109,468	$107,305

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$25.92	$21.17
Income from investment operations.
Net investment income (loss)	(.27)	(.22)
Net realized and unrealized gain (loss)	1.99	4.99
Total from investment operations	1.72	4.77
Distributions from
Net realized gains	--	(.02)
Total increase (decrease) in net asset value	1.72	4.75
Net asset value, ending	$27.64	$25.92

Total return*	6.64%	22.56%
Ratios to average net assets:A
Net investment income (loss)	(1.09%)	(1.06%)
Total expenses	2.03%	2.10%
Expenses before offsets	2.03%	2.10%
Net expenses	2.03%	2.09%
Portfolio turnover	17%	29%
Net assets, ending (in thousands)	$86,514	$61,897

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$38.44	$36.40	$32.36
Income from investment operations
Net investment income	.21	.17	.19
Net realized and unrealized gain (loss)	5.73	2.46	3.85
Total from investment operations	5.94	2.63	4.04
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	4.35	2.04	4.04
Net asset value, ending	$42.79	$38.44	$36.40

Total return*	15.88%	7.30%	12.48%
Ratios to average net assets:A
Net investment income	.53%	.49%	.63%
Total expenses	.67%	.68%	.68%
Expenses before offsets	.67%	.68%	.68%
Net expenses	.66%	.67%	.68%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$170,767	$163,685	$133,696

	Years Ended
	September 30,	September 30,
Class I Shares	2004	2003
Net asset value, beginning	$29.94	$24.12
Income from investment operations
Net investment income	.07	.05
Net realized and unrealized gain (loss)	2.35	5.79
Total from investment operations	2.42	5.84
Distributions from
Net realized gains	--	(.02)
Total increase (decrease) in net asset value	2.42	5.82
Net asset value, ending	$32.36	$29.94

Total return*	8.08%	24.24%
Ratios to average net assets:A
Net investment income	.25%	.32%
Total expenses	.68%	.70%
Expenses before offsets	.68%	.70%
Net expenses	.68%	.70%
Portfolio turnover	17%	29%
Net assets, ending (in thousands)	$93,347	$62,951

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$19.75	$18.76	$16.96
Income from investment operations
Net investment income (loss)	.13	.10	.12
Net realized and unrealized gain (loss)	1.53	1.51	1.75
Total from investment operations	1.66	1.61	1.87
Distributions from
Net investment income	(.09)	(.06)	(.07)
Net realized gain	(.83)	(.56)	--
Total distributions	(.92)	(.62)	(.07)
Total increase (decrease) in net asset value	.74	.99	1.80
Net asset value, ending	$20.49	$19.75	$18.76

Total return*	8.58%	8.79%	11.03%(r)
Ratios to average net assets:A
Net investment income (loss)	.66%	.56%	.64%
Total expenses	1.33%	1.36%	1.38%
Expenses before offsets	1.23%	1.26%	1.28%
Net expenses	1.20%	1.23%	1.27%
Portfolio turnover	56%	47%	38%
Net assets, ending (in thousands)	$65,209	$58,020	$54,618

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$15.17	$12.24
Income from investment operations
Net investment income (loss)	.03	.03
Net realized and unrealized gain (loss)	1.76	2.90
Total from investment operations	1.79	2.93
Total increase (decrease) in net asset value	1.79	2.93
Net asset value, ending	$16.96	$15.17

Total return*	11.80%	23.94%
Ratios to average net assets:A
Net investment income (loss)	.19%	.24%
Total expenses	1.43%	1.54%
Expenses before offsets	1.43%	1.45%
Net expenses	1.41%	1.44%
Portfolio turnover	13%	42%
Net assets, ending (in thousands)	$55,253	$39,145

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$18.20	$17.43	$15.84
Income from investment operations
Net investment income (loss)	(.06)	(.07)	(.05)
Net realized and unrealized gain (loss)	1.41	1.40	1.64
Total from investment operations	1.35	1.33	1.59
Distributions from
Net realized gains	(.83)	(.56)	--
Total distributions	(.83)	(.56)	--
Total increase (decrease) in net asset value	.52	.77	1.59
Net asset value, ending	$18.72	$18.20	$17.43

Total return*	7.55%	7.78%	10.04%(r)
Ratios to average net assets:A
Net investment income (loss)	(.30%)	(.38%)	(.31%)
Total expenses	2.29%	2.30%	2.32%
Expenses before offsets	2.19%	2.20%	2.22%
Net expenses	2.16%	2.17%	2.21%
Portfolio turnover	56%	47%	38%
Net assets, ending (in thousands)	$7,257	$8,156	$9,043

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$14.30	$11.67
Income from investment operations
Net investment income (loss)	(.12)	(.10)
Net realized and unrealized gain (loss)	1.66	2.73
Total from investment operations	1.54	2.63
Total increase (decrease) in net asset value	1.54	2.63
Net asset value, ending	$15.84	$14.30

Total return*	10.77%	22.54%
Ratios to average net assets:A
Net investment income (loss)	(.75%)	(.82%)
Total expenses	2.37%	2.55%
Expenses before offsets	2.37%	2.51%
Net expenses	2.36%	2.50%
Portfolio turnover	13%	42%
Net assets, ending (in thousands)	$8,391	$6,936

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$18.27	$17.50	$15.90
Income from investment operations
Net investment income (loss)	(.04)	(.06)	(.05)
Net realized and unrealized gain (loss)	1.42	1.39	1.65
Total from investment operations	1.38	1.33	1.60
Distributions from
Net realized gains	(.83)	(.56)	--
Total distributions	(.83)	(.56)	--
Total increase (decrease) in net asset value	.55	.77	1.60
Net asset value, ending	$18.82	$18.27	$17.50

Total return*	7.69%	7.75%	10.06%(r)
Ratios to average net assets:A
Net investment income (loss)	(.20%)	(.33%)	(.29%)
Total expenses	2.19%	2.25%	2.28%
Expenses before offsets	2.09%	2.15%	2.18%
Net expenses	2.06%	2.12%	2.17%
Portfolio turnover	56%	47%	38%
Net assets, ending (in thousands)	$10,089	$7,846	$7,344

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$14.35	$11.71
Income from investment operations
Net investment income (loss)	(.10)	(.10)
Net realized and unrealized gain (loss)	1.65	2.74
Total from investment operations	1.55	2.64
Total increase (decrease) in net asset value	1.55	2.64
Net asset value, ending	$15.90	$14.35

Total return*	10.80%	22.54%
Ratios to average net assets:A
Net investment income (loss)	(.72%)	(.83%)
Total expenses	2.34%	2.56%
Expenses before offsets	2.34%	2.51%
Net expenses	2.32%	2.50%
Portfolio turnover	13%	42%
Net assets, ending (in thousands)	$6,038	$4,433

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006(z)	2005(v)
Net asset value, beginning	$19.83	$18.75	$17.42
Income from investment operations
Net investment income	.22	.19	.03
Net realized and unrealized gain (loss)	1.55	1.50	1.30
Total from investment operations	1.77	1.69	1.33
Distributions from
Net investment income	(.10)	(.05)	--
Net realized gain	(.83)	(.56)	--
Total distributions	(.93)	(.61)	--
Total increase (decrease) in net asset value	.84	1.08	1.33
Net asset value, ending	$20.67	$19.83	$18.75

Total return*	9.09%	9.19%	7.63%
Ratios to average net assets:A
Net investment income	1.09%	.99%	.65% (a)
Total expenses	.88%	1.20%	2.57% (a)
Expenses before offsets	.78%	.84%	.82% (a)
Net expenses	.76%	.81%	.81% (a)
Portfolio turnover	56%	47%	15%
Net assets, ending (in thousands)	$24,663	$9,464	$1,246

	Periods Ended
	January 18,	September 30,
Class I Shares	2002(w)	2001
Net asset value, beginning	$14.84	$20.04
Income from investment operations
Net investment income	.02	.07
Net realized and unrealized gain (loss)	1.62	(5.13)
Total from investment operations	1.64	(5.06)
Distributions from
Net investment income	--	(.14)
Total increase (decrease) in net asset value	1.64	(5.20)
Net asset value, ending	$16.48	$14.84

Total return*	11.08%	(25.40%)
Ratios to average net assets:A
Net investment income	.53% (a)	.38%
Total expenses	1,022.38%(a)	1.00%
Expenses before offsets	.77% (a)	.82%
Net expenses	.75% (a)	.75%
Portfolio turnover	10%	39%
Net assets, ending (in thousands)	$0	$1

See notes to financial statements.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Amount was less than (0.01) per share.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(w) The last remaining shareholder in Class I redeemed on January 18, 2002.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Social Investment Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
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TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

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September 30, 2007

Annual Report

Calvert Asset Allocation Funds:
       Conservative Allocation Fund
       Moderate Allocation Fund
       Aggressive Allocation Fund

Calvert
Investments that make a difference®

A UNIFI Company

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
13

Report of Independent Registered Public Accounting Firm
16

Statements of Net Assets
17

Statements of Operations
20

Statements of Changes in Net Assets
21

Notes to Financial Statements
24

Financial Highlights
30

Explanation of Financial Tables
34

Proxy Voting and Availability of Quarterly Portfolio Holdings
36

Trustee and Officer Information Table
38

Dear Shareholder:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.42% for the 12-month period. U.S. mid-cap stocks were the strongest performers, followed by large-cap stocks. Small-cap stocks brought up the rear, ending a five-year stint in the leadership position. International stock markets outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Growth Overtakes Value

The reporting period also featured the reversal of a long trend. For the first time in nearly seven years, growth stocks outperformed value stocks, as the Russell 1000® Growth Index returned 19.35% while the Russell 1000® Value Index gained 14.45%. Many of Calvert's equity funds tend to have a growth tilt, so the continued leadership of growth stocks would be a welcome change. And given the current market environment, we believe this trend may build momentum.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic-- were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--by creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum Government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace website allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values Fund International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored-investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

John Nichols,
Vice President,
Equities
of Calvert Asset Management Company

Investment Performance

For the 12 months ended September 30, 2007, the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund all performed solidly, although they did underperform their respective blended benchmarks.1

Calvert Conservative Allocation Fund, Class A shares (at NAV*) returned 8.27% versus 8.73% for its blended benchmark. Calvert Moderate Allocation Fund Class A shares (at NAV*) returned 11.46%, lagging the 13.87% return of its blended benchmark. Calvert Aggressive Allocation Fund A shares (at NAV*) returned 14.18%, behind the 17.59% return of the benchmark blend. Across all three Funds, the underlying U.S. equity Funds were the primary source of underperformance during the period.

Investment Climate

Over the past year, stocks outperformed bonds, generally rewarding those investors willing to take on a higher level of risk in their investments. The Russell 3000® Index--a measure of the U.S. stock market included in each of the Funds' blended benchmarks--returned 16.52%. Bonds posted more modest returns of 4.23%, as measured by the Lehman U.S. Credit Index. International stocks continued to shine, with a 25.38% return for the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index.

Investor enthusiasm was high last fall once it became apparent that the Federal Reserve (Fed) was not planning any more hikes in short-term interest rates, and the enthusiasm carried over into 2007. Equity markets generally continued to fare well through the spring, propelled by strong merger and leveraged buyout activity. Then, declining home sales and values, rising mortgage defaults, and mounting losses by financial companies from the turmoil in fixed-income markets--with signs that more of all were yet to come--conspired to drive stocks down.

Increasing uncertainty in the U.S. markets spread abroad as the prices of fixed-income securities backed by mortgages and other types of assets fell sharply. Investors flocked to quality and the yield difference between lower- and higher-quality securities widened sharply. The Fed responded with a surprise cut in the bank discount rate on August 17, making it less expensive for member banks to borrow money. A month later, it cut the target fed funds rate by 0.5% to further assuage the markets.

Both equity and bond markets have responded favorably to the Fed's actions and the period ended on a positive note.

Portfolio Strategy

For the 12-month reporting period, the Funds enjoyed a performance boost from the relatively strong return of CSIF Bond Portfolio, which is the fixed-income allocation in each Allocation Fund. While the overall market performance of bonds was weak relative to stocks, CSIF Bond Portfolio (Class I) returned 5.89% for the period, ahead of the Lehman U.S. Credit Index, which returned 4.23%.

The strong performance of CSIF Bond Portfolio was the result of several factors. First, we maintained an overall high credit-quality bias and short relative duration. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) Short-term securities (those maturing in one year or less) offered higher yields than those of longer-term bonds (maturing in 10 years or more) through early 2007. The short relative duration also protected the portfolio when this trend reversed during the second quarter.

Calvert's equity funds fared less well during the period, and that fact contributed to the underperformance of the three Allocation Funds relative to their respective benchmarks. Unfavorable sector weightings and stock selection were the common elements that detracted from performance. Underweights to the Energy and Materials sectors and overweights to Financials were particularly detrimental.

The tide seemed to turn in favor of large-cap stocks midway through the period, but only two of the four underlying Calvert large-cap Funds outperformed the benchmark Russell 3000 Index: CSIF Equity Portfolio and Calvert Large Cap Growth Fund.2 Unfortunately, we tended to have more exposure to the underperforming large-cap funds--Calvert Social Index Fund and CSIF Enhanced Equity Portfolio. Calvert World Values International Equity Fund posted the best 12-month return among the underlying equity Funds, but still underperformed its benchmark, the MSCI EAFE Index.

New Additions

During 2007, Calvert's newest equity funds became eligible for inclusion in the Calvert Allocation Funds. Calvert International Opportunities Fund focuses on non-U.S. small- and mid-cap stocks, which will complement the Calvert World Values International Equity Fund with a measure of market-cap diversification. Calvert Global Alternative Energy Fund, which seeks the best investment opportunities in alternative energy companies around the globe, was added to increase the Energy sector exposure of the Funds' equity portfolios.

Outlook

Although it is difficult to assess the long-term implications, the Fed's actions in August and September seem to have thus far diffused the turmoil in the equity and bond markets. One unknown is whether investors will once again start downplaying risk, which could create more volatility down the road. The deep housing slump increases the risk of recession, and the rise in commodity prices and the falling dollar may keep the overall (not core) inflation rate elevated. We believe that the Fed may further reduce the target fed funds rate this fall, but perhaps not by as much as some expect.

We are encouraged by the good performance of large-cap growth stocks over the past year--which bodes well for the Funds since the lion's share of the U.S. equity allocation is devoted to large-cap Funds.

Looking ahead, we believe that our disciplined processes and diversified portfolios should reward long-term investors in these socially responsible asset-allocation funds.

October 2007

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

1. Calvert Conservative Allocation Benchmark Blend: 60% Lehman U.S. Credit Index, 22% Russell 3000® Index, 8% MSCI EAFE Index, 10% 3-month U.S. Treasury Bills. Calvert Moderate Allocation Benchmark Blend: 30% Lehman U.S. Credit Index, 47% Russell 3000® Index, 18% MSCI EAFE Index, 5% 3-month U.S. Treasury Bills. Calvert Aggressive Allocation Benchmark Blend: 10% Lehman U.S. Credit Index, 64% Russell 3000® Index, 26% MSCI EAFE Index.

2. For the purposes of the Allocation Funds, the performance of each of the underlying equity Funds is measured against the Russell 3000® Index. However, each individual Fund has a benchmark specific to its investment style, which it may or may not have outperformed for the same time period.

Conservative Allocation Fund
September 30, 2007
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	21%
International Equity Mutual Funds	8%
Fixed Income Mutual Funds	71%
Total	100%

Investment	6 Months Ended 9/30/07	12 Months Ended 9/30/07
Performance
(TOTAL RETURN AT NAV*)
Class A	3.66%	8.27%
Class C	2.88%	6.67%

Conservative Allocation
Blended Benchmark1	3.42%	8.73%
Lipper Mixed-Asset Target Allocation
Conservative Funds Average	3.23%	8.04%

Moderate Allocation Fund
September 30, 2007
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	47%
International Equity Mutual Funds	18%
Fixed Income Mutual Funds	35%
Total	100%

Investment	6 Months Ended 9/30/07	12 Months Ended 9/30/07
Performance
(TOTAL RETURN AT NAV*)
Class A	5.24%	11.46%
Class C	4.85%	10.62%

Moderate Allocation
Blended Benchmark1	5.64%	13.87%
Lipper Mixed-Asset Target Allocation
Growth Funds Average	6.51%	14.04%

Aggressive Allocation Fund
September 30, 2007
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	63%
International Equity Mutual Funds	27%
Fixed Income Mutual Funds	10%
Total	100%

Investment	6 Months Ended 9/30/07	12 Months Ended 9/30/07
Performance
(TOTAL RETURN AT NAV*)
Class A	6.26%	14.18%
Class C	5.55%	12.56%

Aggressive Allocation
Blended Benchmark1	7.22%	17.59%
Lipper Multi-Cap
Core Funds Average	7.68%	17.00%

Conservative Allocation Fund Statistics
September 30, 2007

Average Annual Total Returns
(with max. load)
	Class A Shares
One year	3.12%
Since Inception	4.92%
(4/29/05)
	Class C Shares
One year	5.67%
Since inception	5.75%
(4/29/05)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.
Moderate Allocation Fund Statistics
September 30, 2007

Average Annual Total Returns
(with max. load)
Class A Shares
One year	6.15%
Since Inception	7.96%
(4/29/05)
Class C Shares
One year	9.69%
Since inception	9.17%
(4/29/05)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.
Aggressive Allocation Fund Statistics
September 30, 2007

Average Annual Total Returns
(with max. load)
Class A Shares
One year	8.78%
Since Inception	9.64%
(6/30/05)
Class C Shares
One year	11.56%
Since inception	10.71%
(6/30/05)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calcutlate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Conservative
Class A
Actual	$1,000.00	$1,036.60	$2.25
Hypothetical	$1,000.00	$1,022.86	$2.23
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,028.80	$10.17
Hypothetical	$1,000.00	$1,015.04	$10.10
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Moderate
Class A
Actual	$1,000.00	$1,052.40	$3.73
Hypothetical	$1,000.00	$1,021.43	$3.68
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,048.50	$7.58
Hypothetical	$1,000.00	$1,017.66	$7.47
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.73% and 1.48% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Aggressive
Class A
Actual	$1,000.00	$1,062.60	$2.22
Hypothetical	$1,000.00	$1,022.91	$2.18
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,055.50	$8.81
Hypothetical	$1,000.00	$1,016.50	$8.64
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43% and 1.71% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Allocation Portfolios:

We have audited the accompanying statements of net assets of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (collectively the Funds) each a series of the Calvert Social Investment Fund, as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from inception through September 30, 2005 (inception for the Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund was April 29, 2005, inception for the Calvert Aggressive Allocation Fund was June 30, 2005). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from inception through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Conservative Allocation Fund
Statement of Net Assets
September 30, 2007

Mutual Funds - 99.9%	Shares	Value
Calvert Impact Fund, Inc:
Calvert Large Cap Growth Fund, Class I*	13,145	$490,966
Calvert Mid Cap Value Fund, Class I	15,136	313,924
Calvert Small Cap Value Fund, Class I*	7,070	136,528
Calvert Social Index Series, Inc:
Calvert Social Index Fund, Class I	46,193	643,008
Calvert Social Investment Fund:
Bond Portfolio, Class I	722,172	11,511,415
Enhanced Equity Portfolio, Class I	60,127	1,242,816
Equity Portfolio, Class I*	11,573	495,193
Calvert World Values Fund, Inc:
Calvert Capital Accumulation Fund, Class I*	4,980	145,211
International Equity Fund, Class I	48,041	1,304,322

Total Mutual Funds (Cost $15,769,729)		16,283,383

TOTAL INVESTMENTS (Cost $15,769,729) - 99.9%		16,283,383
Other assets and liabilities, net - 0.1%		17,632
Net Assets - 100%		$16,301,015

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 745,463 shares outstanding		$11,769,595
Class C: 246,021 shares outstanding		3,852,586
Undistributed net investment income		1,159
Accumulated net realized gain (loss) on investments		164,021
Net unrealized appreciation (depreciation) on investments		513,654
Net Assets		$16,301,015

Net Asset Value Per Share
Class A (based on net assets of $12,265,057)		$16.45
Class C (based on net assets of $4,035,958)		$16.40

*Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
September 30, 2007
Mutual Funds - 100.1%
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	93,783	$1,535,221
Calvert Large Cap Growth Fund, Class I*	221,183	8,261,185
Calvert Mid Cap Value Fund, Class I	82,175	1,704,302
Calvert Small Cap Value Fund, Class I*	129,988	2,510,073
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	252,085	3,509,028
Calvert Social Investment Fund:
Bond Portfolio, Class I	1,941,897	30,953,835
Enhanced Equity Portfolio, Class I	624,672	12,911,976
Equity Portfolio, Class I*	210,867	9,022,990
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	60,994	1,778,572
Calvert International Opportunities Fund, Class I*	97,970	1,503,847
International Equity Fund, Class I	483,056	13,114,965
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	139,169	2,574,629

Total Mutual Funds (Cost $83,803,900)		89,380,623

TOTAL INVESTMENTS (Cost $83,803,900) - 100.1%		89,380,623
Other assets and liabilities, net - (0.1%)		(70,551)
Net Assets - 100%		$89,310,072

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,919,579 shares outstanding		$66,195,964
Class C: 967,154 shares outstanding		16,151,214
Undistributed net investment income		7,058
Accumulated net realized gain (loss) on investments		1,379,113
Net unrealized appreciation (depreciation) on investments		5,576,723
Net Assets		$89,310,072

Net Asset Value Per Share
Class A (based on net assets of $71,745,921)		$18.30
Class C (based on net assets of $17,564,151)		$18.16

*Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
September 30, 2007
Mutual Funds - 100.0%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I *	94,305	$1,543,773
Calvert Large Cap Growth Fund, Class I *	138,944	5,189,566
Calvert Mid Cap Value Fund, Class I	51,437	1,066,802
Calvert Small Cap Value Fund, Class I *	157,205	3,035,635
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	143,100	1,991,953
Calvert Social Investment Fund:
Bond Portfolio, Class I	321,998	5,132,654
Enhanced Equity Portfolio, Class I	503,328	10,403,791
Equity Portfolio, Class I *	169,035	7,233,000
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I *	30,350	885,016
Calvert International Opportunities Fund, Class I *	99,195	1,522,639
International Equity Fund, Class I	391,016	10,616,078
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	162,043	2,997,791

Total Mutual Funds (Cost $47,997,465)		51,618,698

TOTAL INVESTMENTS (Cost $47,997,465) - 100.0%		51,618,698
Other assets and liabilities, net - (0.0%)		(9,722)
Net Assets - 100%		$51,608,976

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,316,116 shares outstanding		$40,233,901
Class C: 408,200 shares outstanding		6,927,653
Accumulated net realized gain (loss) on investments		826,189
Net unrealized appreciation (depreciation) on investments		3,621,233
Net Assets		$51,608,976

Net Asset Value Per Share
Class A (based on net assets of $44,004,076)		$19.00
Class C (based on net assets of $7,604,900)		$18.63

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2007
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

Net Investment Income
Investment Income:
Dividend income	$479,831	$1,620,127	$482,956
Total investment income	479,831	1,620,127	482,956

Expenses:
Transfer agency fees and expenses	36,200	120,228	107,348
Administrative fees	18,048	98,609	51,906
Distribution Plan expenses:
Class A	22,368	131,219	72,764
Class C	30,848	132,514	54,983
Trustees' fees and expenses	1,481	8,117	4,331
Registration fees	24,157	28,333	25,739
Reports to shareholders	2,710	17,451	12,241
Professional fees	17,952	19,175	18,428
Accounting fees	30,266	34,410	33,588
Miscellaneous	1,605	3,090	2,009
Total expenses	185,635	593,146	383,337
Reimbursement from Advisor:
Class A	(81,642)	--	(160,923)
Class C	(2,929)	--	--
Net expenses	101,064	593,146	222,414

Net Investment Income	378,767	1,026,981	260,542

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	176,222	1,395,164	904,614
Change in unrealized appreciation or (depreciation)	353,099	4,096,172	2,889,844

Net Realized and Unrealized
Gain (Loss) on Investments	529,321	5,491,336	3,794,458

Increase (Decrease) in Net Assets
Resulting From Operations	$908,088	$6,518,317	$4,055,000

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2007
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

Net Investment Income
Investment Income:
Dividend income	$479,831	$1,620,127	$482,956
Total investment income	479,831	1,620,127	482,956

Expenses:
Transfer agency fees and expenses	36,200	120,228	107,348
Administrative fees	18,048	98,609	51,906
Distribution Plan expenses:
Class A	22,368	131,219	72,764
Class C	30,848	132,514	54,983
Trustees' fees and expenses	1,481	8,117	4,331
Registration fees	24,157	28,333	25,739
Reports to shareholders	2,710	17,451	12,241
Professional fees	17,952	19,175	18,428
Accounting fees	30,266	34,410	33,588
Miscellaneous	1,605	3,090	2,009
Total expenses	185,635	593,146	383,337
Reimbursement from Advisor:
Class A	(81,642)	--	(160,923)
Class C	(2,929)	--	--
Net expenses	101,064	593,146	222,414

Net Investment Income	378,767	1,026,981	260,542

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	176,222	1,395,164	904,614
Change in unrealized appreciation or (depreciation)	353,099	4,096,172	2,889,844

Net Realized and Unrealized
Gain (Loss) on Investments	529,321	5,491,336	3,794,458

Increase (Decrease) in Net Assets
Resulting From Operations	$908,088	$6,518,317	$4,055,000

See notes to financial statements.

Conservative Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$378,767	$149,795
Net realized gain (loss) on investments	176,222	47,328
Change in unrealized appreciation (depreciation)	353,099	127,621

Increase (Decrease) in Net Assets
Resulting From Operations	908,088	324,744

Distributions to shareholders from
Net investment income:
Class A Shares	(316,694)	(119,052)
Class C Shares	(61,102)	(30,555)
Net realized gain:
Class A Shares	(43,407)	(1,119)
Class C Shares	(15,975)	(546)
Total distributions	(437,178)	(151,272)

Capital share transactions:
Shares sold:
Class A Shares	6,629,989	4,475,379
Class C Shares	1,716,209	1,424,174
Reinvestment of distributions:
Class A Shares	338,602	111,454
Class C Shares	66,716	27,435
Redemption Fees:
Class A Shares	20	104
Shares redeemed:
Class A Shares	(1,310,235)	(426,039)
Class C Shares	(182,619)	(181,210)
Total capital share transactions	7,258,682	5,431,297

Total Increase (Decrease) in Net Assets	7,729,592	5,604,769

Net Assets
Beginning of year	8,571,423	2,966,654
End of year (including undistributed net investment income of $1,159 and $188, respectively)	$16,301,015	$8,571,423

Capital Share Activity
Shares sold:
Class A Shares	409,242	288,387
Class C Shares	106,530	91,780
Reinvestment of distributions:
Class A Shares	20,917	7,176
Class C Shares	4,138	1,772
Shares redeemed:
Class A Shares	(80,634)	(27,312)
Class C Shares	(11,361)	(11,645)
Total capital share activity	448,832	350,158

See notes to financial statements.

Moderate Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$1,026,981	$221,464
Net realized gain (loss) on investments	1,395,164	260,853
Change in unrealized appreciation (depreciation)	4,096,172	1,285,276

Increase (Decrease) in Net Assets
Resulting From Operations	6,518,317	1,767,593

Distributions to shareholders from
Net investment income:
Class A Shares	(896,261)	(203,830)
Class C Shares	(127,302)	(13,994)
Net realized gain:
Class A Shares	(220,369)	(1,452)
Class C Shares	(56,203)	(398)
Total distributions	(1,300,135)	(219,674)

Capital share transactions:
Shares sold:
Class A Shares	37,705,666	26,720,192
Class C Shares	8,907,416	6,238,254
Reinvestment of distributions:
Class A Shares	1,055,547	194,322
Class C Shares	147,432	11,968
Redemption fees:
Class A Shares	977	202
Class C Shares	521	7
Shares redeemed:
Class A Shares	(4,469,573)	(2,497,956)
Class C Shares	(1,043,968)	(254,295)
Total capital share transactions	42,304,018	30,412,694

Total Increase (Decrease) in Net Assets	47,522,200	31,960,613

Net Assets
Beginning of year	41,787,872	9,827,259
End of year (including undistributed net investment income of $7,058 and $3,640, respectively)	$89,310,072	$41,787,872

Capital Share Activity
Shares sold:
Class A Shares	2,132,459	1,639,768
Class C Shares	508,024	385,504
Reinvestment of distributions:
Class A Shares	59,856	11,884
Class C Shares	8,490	745
Shares redeemed:
Class A Shares	(252,013)	(152,857)
Class C Shares	(59,172)	(15,615)
Total capital share activity	(2,397,644)	1,869,429

See notes to financial statements.

Aggressive Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	$260,542	($30,843)
Net realized gain (loss) on investments	904,614	100,748
Change in unrealized appreciation (depreciation)	2,889,844	679,134

Increase (Decrease) in Net Assets
Resulting From Operations	4,055,000	749,039

Distributions to shareholders from
Net investment income:
Class A Shares	(259,195)	(11,614)
Class C Shares	(30,182)	(535)
Net realized gain:
Class A Shares	(89,196)	--
Class C Shares	(18,110)	--
Total distributions	(396,683)	(12,149)

Capital share transactions:
Shares sold:
Class A Shares	27,835,488	13,699,365
Class C Shares	4,270,027	2,411,536
Reinvestment of distributions:
Class A Shares	335,303	11,188
Class C Shares	41,910	523
Redemption fees:
Class A Shares	407	193
Class C Shares	58	1,337
Shares redeemed:
Class A Shares	(2,475,754)	(522,951)
Class C Shares	(466,596)	(140,050)
Total capital share transactions	29,540,843	15,461,141

Total Increase (Decrease) in Net Assets	33,199,160	16,198,031

Net Assets
Beginning of year	18,409,816	2,211,785
End of year	$51,608,976	$18,409,816

Capital Share Activity
Shares sold:
Class A Shares	1,535,445	840,220
Class C Shares	238,280	148,545
Reinvestment of distributions:
Class A Shares	18,828	699
Class C Shares	2,381	33
Shares redeemed:
Class A Shares	(135,174)	(32,245)
Class C Shares	(25,974)	(8,419)
Total capital share activity	1,633,786	948,833

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Funds will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At year end, $5,757, $22,411 and $4,674 was payable to the Advisor from Conservative, Moderate and Aggressive, respectively, for operating expenses paid by the Advisor during September 2007.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2008. The contractual expense cap is 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A and Class C of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $1,918, $10,603, and $6,121 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds' average daily net assets of Class A and Class C, respectively. Under the terms of the agreement, $5,637, $28,169, and $14,701 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $21,690, $157,675, and $110,543 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $3,841, $27,993 and $23,123 for the year ended September 30, 2007 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $387, $2,715, and $2,365 was payable at year end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$8,725,780	$45,108,164	$30,866,509
Sales	1,288,425	1,645,132	581,251

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2007:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments	$15,795,043	$83,833,913	$48,004,889
Unrealized appreciation	491,957	5,546,710	3,613,809
Unrealized depreciation	(3,617)	--	--
Net appreciation/(depreciation	488,340	5,546,710	3,613,809

The tax character of dividends and distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

Conservative
Distributions paid from:	2007	2006
Ordinary income	$384,557	$151,272
Long-term capital gain	52,621	--
Total	$437,178	$151,272

Moderate
Distributions paid from:	2007	2006
Ordinary income	$1,099,220	$219,674
Long-term capital gain	200,915	--
Total	$1,300,135	$219,674

Aggressive
Distributions paid from:	2007	2006
Ordinary income	$336,967	$12,149
Long-term capital gain	59,716	--
Total	$396,683	$12,149

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Conservative	Moderate	Aggressive
Undistributed ordinary income	$2,962	$7,058	$--
Undistributed long-term capital gain	187,531	1,409,126	833,612
Unrealized appreciation (depreciation)	488,340	5,546,710	3,613,809
Total	$678,833	$6,962,894	$4,447,421

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales for all Funds.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification is due to the recharacterization of distributions for Aggressive.

Aggressive
Undistributed net investment income	$28,835
Accumulated net realized gain (loss)	(28,835)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the year ended September 30, 2007.

Tax Information (Unaudited)

Conservative, Moderate and Aggressive designate $52,621, $200,915, and $131,543, respectively, as capital gain dividends for the fiscal year ended September 30, 2007.

For ordinary dividends distributed during the fiscal year, Conservative designates 2.5% as qualifying for the corporate dividend-received deduction and 8% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

For ordinary dividends distributed during the fiscal year, Moderate designates 6.2% as qualifying for the corporate dividend-received deduction and 26.3% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

For ordinary dividends distributed during the fiscal year, Aggressive designates 11.1% as qualifying for the corporate dividend-received deduction and 55.1% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2008 for use in preparing 2007 income tax returns.

Conservative Allocation Fund
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005 #
Net asset value, beginning	$15.81	$15.42	$15.00
Income from investment operations
Net investment income	.55	.42	.08
Net realized and unrealized gain (loss)	.74	.40	.42
Total from investment operations	1.29	.82	.50
Distributions from
Net investment income	(.55)	(.42)	(.08)
Net realized gain	(.10)	(.01)	--
Total distributions	(.65)	(.43)	(.08)
Total increase (decrease) in net asset value	.64	.39	.42
Net asset value, ending	$16.45	$15.81	$15.42

Total return*	8.27%	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	3.55%	2.91%	1.69% (a)
Total expenses	1.35%	2.62%	9.04% (a)
Expenses before offsets	.44%	.87%	1.00% (a)
Net expenses	.44%	.87%	1.00% (a)
Portfolio turnover	11%	9%	4%
Net assets, ending (in thousands)	$12,265	$6,258	$1,968

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$15.77	$15.40	$15.00
Income from investment operations
Net investment income	.31	.28	.03
Net realized and unrealized gain (loss)	.73	.38	.40
Total from investment operations	1.04	.66	.43
Distributions from
Net investment income	(.31)	(.28)	(.03)
Net realized gain	(.10)	(.01)	--
Total distributions	(.41)	(.29)	(.03)
Total increase (decrease) in net asset value	.63	.37	.40
Net asset value, ending	$16.40	$15.77	$15.40

Total return*	6.67%	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	1.99%	1.87%	.61% (a)
Total expenses	2.09%	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00%	2.00% (a)
Net expenses	2.00%	2.00%	2.00% (a)
Portfolio turnover	11%	9%	4%
Net assets, ending (in thousands)	$4,036	$2,314	$998

Moderate Allocation Fund
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005#
Net asset value, beginning	$16.81	$15.88	$15.00
Income from investment operations
Net investment income	.32	.18	.02
Net realized and unrealized gain (loss)	1.59	.92	.87
Total from investment operations	1.91	1.10	.89
Distributions from
Net investment income	(.32)	(.17)	(.01)
Net realized gain	(.10)	**	--
Total distributions	(.42)	(.17)	(.01)
Total increase (decrease) in net asset value	1.49	.93	.88
Net asset value, ending	$18.30	$16.81	$15.88

Total return*	11.46%	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.71%	1.08%	.43% (a)
Total expenses	.75%	1.12%	3.99% (a)
Expenses before offsets	.75%	.95%	1.00% (a)
Net expenses	.75%	.95%	1.00% (a)
Portfolio turnover	3%	5%	1%
Net assets, ending (in thousands)	$71,746	$33,279	$7,628

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$16.69	$15.80	$15.00
Income from investment operations
Net investment income	.20	.05	(.02)
Net realized and unrealized gain (loss)	1.56	.91	.82
Total from investment operations	1.76	.96	.80
Distributions from
Net investment income	(.19)	(.07)	--
Net realized gain	(.10)	**	--
Total distributions	(.29)	(.07)	--
Total increase (decrease) in net asset value	1.47	.89	.80
Net asset value, ending	$18.16	$16.69	$15.80

Total return*	10.62%	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	.97%	.07%	(.62%) (a)
Total expenses	1.50%	1.95%	5.22% (a)
Expenses before offsets	1.50%	1.94%	2.00% (a)
Net expenses	1.50%	1.94%	2.00% (a)
Portfolio turnover	3%	5%	1%
Net assets, ending (in thousands)	$17,564	$8,508	$2,200

Aggressive Allocation Fund
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005##
Net asset value, beginning	$16.91	$15.62	$15.00
Income from investment operations
Net investment income	.22	.03	(.01)
Net realized and unrealized gain (loss)	2.16	1.31	.63
Total from investment operations	2.38	1.34	.62
Distributions from
Net investment income	(.21)	(.05)	--
Net realized gain	(.08)	--	--
Total distributions	(.29)	(.05)	--
Total increase (decrease) in net asset value	2.09	1.29	.62
Net asset value, ending	$19.00	$16.91	$15.62

Total return*	14.18%	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	.96%	(.11%)	(.59%) (a)
Total expenses	.98%	2.08%	15.10% (a)
Expenses before offsets	.43%	.83%	1.00% (a)
Net expenses	.43%	.83%	1.00% (a)
Portfolio turnover	2%	9%	5%
Net assets, ending (in thousands)	$44,004	$15,170	$1,380

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005##
Net asset value, beginning	$16.74	$15.59	$15.00
Income from investment operations
Net investment income	**	(.11)	(.05)
Net realized and unrealized gain (loss)	2.09	1.27	.64
Total from investment operations	2.09	1.16	.59
Distributions from
Net investment income	(.12)	(.01)	--
Net realized gain	(.08)	--	--
Total distributions	(.20)	(.01)	--
Total increase (decrease) in net asset value	1.89	1.15	.59
Net asset value, ending	$18.63	$16.74	$15.59

Total return*	12.56%	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(.32%)	(1.24%)	(1.63%) (a)
Total expenses	1.77%	3.04%	13.06% (a)
Expenses before offsets	1.77%	2.00%	2.00% (a)
Net expenses	1.77%	2.00%	2.00% (a)
Portfolio turnover	2%	9%	5%
Net assets, ending (in thousands)	$7,605	$3,240	$832

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From April 29, 2005 inception.

## From June 30, 2005 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships

DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Asset Allocation Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$123,310		$117,920
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,100	0%	$22,000	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$146,410	0%	$139,920	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
$	%*	$	% *

$8,500	0%*	$5,000	%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2007.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer

Date: November 29, 2007

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer

Date: November 29, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: November 29, 2007